                                                                    EXHIBIT 4.30

                                                                  CONFORMED COPY

                 STATEMENT AND WAIVER OF INTER COMPANY BALANCES

                              DATED 27 MARCH, 2003

                                   MARCONI PLC

                             MARCONI CORPORATION PLC

                   THE TRADING COMPANIES LISTED IN SCHEDULE 1

                                       AND

                THE NON-TRADING SUBSIDIARIES LISTED IN SCHEDULE 1

                                       AND

                  THE DORMANT SUBSIDIARIES LISTED IN SCHEDULE 1

                                 ALLEN & OVERY

                                     London

                                    CONTENTS

                                                                                                            PAGE
CLAUSE

1.       Interpretation..................................................................................     2
2.       Target Subsidiaries.............................................................................     4
3.       Statement of Intra-Group Loans..................................................................     4
4.       Acknowledgement of Liabilities..................................................................     4
5.       Waiver of Claims................................................................................     5
6.       Post-Effective Date Claims......................................................................     7
7.       Representations and Warranties..................................................................     8
8.       Costs...........................................................................................     8
9.       Notices.........................................................................................     8
10.      Assignment......................................................................................     9
11.      General.........................................................................................     9
12.      Entire Agreement................................................................................    10
13.      Third Parties...................................................................................    10
14.      Governing Law and Jurisdiction..................................................................    10
15.      Service of Process..............................................................................    10

SCHEDULES

1.       Initial Participating Companies.................................................................    11
         Part 1     Initial Trading Companies............................................................    11
         Part 2     Initial Non-Trading Companies........................................................    11
         Part 3     Initial Dormant Companies............................................................    11
2.       Intra-Group Loans...............................................................................    12
         Part 1     Intra-Group Loans owed by Participating Companies....................................    12
         Part 2     Intra-Group Loans owed by Corp and plc...............................................    25
3.       Other preserved claims..........................................................................    38
         Part 1     Other Preserved Claims owed by Participating Companies...............................    38
         Part 2     Other Preserved Claims owed by Corp and plc..........................................    53
4.       Accession Letter................................................................................    69
5.       Non-financial guarantees and indemnities........................................................    72
         Part 1     Non-financial guarantees and indemnities given by Corp plc...........................    72
         Part 2     Non-financial guarantees and indemnities given by Participating Companies............    97

THIS AGREEMENT is made on 27th March, 2003

BETWEEN:

(1) MARCONI PLC, (registered number 03846429) whose registered office is at New Century Park, PO Box 53, Coventry, Warwickshire, CV3 1HJ (plc);

(2) MARCONI CORPORATION PLC, (registered number 00067307) whose registered office is at New Century Park, PO Box 53, Coventry, Warwickshire, CV3 1HJ (CORP);

(3) THE TRADING COMPANIES whose names and addresses are set out in Part 1 of Schedule 1 (together with any person who accedes to this Agreement as a trading company, each a TRADING COMPANY);

(4)      THE NON-TRADING SUBSIDIARIES whose names and addresses are set out in
         Part 2 of Schedule 1 (together with any person who accedes to this Agreement as a non-trading company, each an NON-TRADING COMPANY); and

(5) THE DORMANT SUBSIDIARIES whose names and addresses are set out in Part 3 of Schedule 1 (together with any person who accedes to this Agreement as a dormant company, each a DORMANT COMPANY).

         WHEREAS:

(A) plc, Corp, each Trading Company, each Non-Trading Company and each Dormant Company are members of the Group.

(B) On 29th August 2002, Corp and plc concluded with certain of their creditors non-binding indicative heads of terms detailing the principles for the proposed Financial Restructuring of Corp and plc. These non-binding indicative heads of terms were amended by addenda concluded on 13th December 2002.

(C) It is proposed that plc will enter into the plc Scheme with the plc Scheme Creditors, constituting a compromise and arrangement between plc and the plc Scheme Creditors which will have the effect of compromising all of plc's creditors' claims against plc as at the Record Date (other than certain excluded claims), in consideration for a distribution of plc's assets.

(D) It is proposed that Corp will enter into the Corp Scheme with the Corp Scheme Creditors, constituting a compromise and arrangement between Corp and the Corp Scheme Creditors which will have the effect of compromising all of Corp's creditors' claims against Corp as at the Record Date (other than certain excluded claims), in consideration for a distribution of cash, new equity and new debt securities of Corp.

(E) In order to facilitate an effective implementation of the Schemes it is proposed that each Trading Company, each Non-Trading Company and each Dormant Company confirms its existing inter-company claims against plc and Corp and waives any other claims it may have against plc or Corp arising from circumstances existing prior to the Effective Date. It is further proposed that plc and Corp will give equivalent waivers in favour of each Trading Company, each Non-Trading Company and each Dormant Company.

(F) Each party to this Agreement severally considers that, given the Group's financial position, the entry by it into this Agreement and all agreements in relation thereto is in the best interests of it and its stakeholders and that the exercise by each party of its respective rights and the performance of its respective obligations pursuant to this Agreement will assist in the successful implementation of the Financial Restructuring.

(G) It is the intention of the parties that this document be executed as an Agreement. Each Participating Company, Corp and plc agree to enter into this Agreement in consideration of the respective mutual obligations contained hereunder.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         ACCESSION LETTER means an accession letter in substantially the form set out in Schedule 4 (Accession Letter);

         CLAIM means any claim or right of action of any kind whatsoever or howsoever arising (whether actual or contingent), whether arising under common law, statute or otherwise and whether arising in the United Kingdom or any other place;

         CORP SCHEME means a scheme of arrangement in respect of Corp pursuant to section 425 of the Companies Act, 1985;

         COURT means the High Court of Justice of England and Wales;

         CREDITOR CONSENT means, in relation to any intra-group loan, that such loan is permitted in accordance with:

         (a) the letter of undertaking dated 25th April, 2002 from Corp and plc to the co-ordination committee of Corp's syndicate banks, as amended; and

         (b) the letter of undertaking dated 30th May, 2002 from Corp and plc to the ad-hoc committee of Corp's bondholders, as amended including in each case any intra-group loan which is made with the requisite consent of the respective creditor groups;

         EFFECTIVE DATE means in relation to the Corp Scheme the date upon which an office copy of the order of the Court sanctioning the Corp Scheme is delivered to the Registrar of Companies for registration;

         FINANCIAL RESTRUCTURING means the proposed financial restructuring of the Corp and plc pursuant to the Schemes more particularly described in the scheme document (together with the explanatory statements and all appendices, schedules and annexures to it) to be issued in connection with the Schemes;

         MARCONI GROUP means plc and each of plc's Subsidiaries;

         GROUP means plc and each of its Subsidiaries;

         PARTICIPATING COMPANY means any Trading Company, any Non-Trading Company or any Dormant Company;

         PLC SCHEME means a scheme of arrangement in respect of plc pursuant to section 425 of the Companies Act, 1985;

         PLC SCHEME CREDITORS means all scheme creditors of plc;

         RECORD DATE means the date at which the liabilities of plc and Corp to be compromised pursuant to the terms of the respective Schemes are assessed which, at the date of this Agreement, is anticipated to be
         5.00 p.m. (London time) on 21st March, 2003 for each of the Schemes;

         REGISTRAR shall have the meaning given in the Companies Act 1985;

         SCHEME means either or both of the Corp Scheme and the plc Scheme as appropriate including any modifications of either scheme or both or additions or conditions to either Scheme or both in each case as approved or imposed by the Court; and

         SUBSIDIARY has the meaning set forth in section 736 of Companies Act, 1985 as amended by section 144 of the Companies Act, 1989.

1.2      INTERPRETATION

(a)      In this Agreement:

         (i) references to a person include a body corporate and unincorporated associations of persons;

         (ii) references to an individual include his estate and personal representatives; and

         (iii) references to a party to this Agreement include references to the successors or assigns (immediate or otherwise), of that party.

(b) In this Agreement any reference, express or implied, to an enactment includes references to:

         (i) that enactment as re-enacted, amended, extended or applied by or under any other enactment (before or after the signature of this Agreement);

         (ii) any enactment which that enactment re-enacts (with or without modification); and

         (iii) any subordinate legislation made (before or after the signature of this Agreement) under that enactment, as re-enacted, amended, extended or applied as described in paragraph (i) above, or under any enactment referred to in paragraph (ii) above, and "enactment" includes any legislation in any jurisdiction.

(c) In this Agreement, unless the contrary intention appears, a reference to a clause, subclause or schedule is a reference to a clause, subclause or schedule to this Agreement. The schedules form part of this Agreement.

(d) Paragraphs (a), (b) and (c) above apply unless the contrary intention appears.

(e)      The headings in this Agreement do not affect its interpretation.

2.       TARGET SUBSIDIARIES

2.1      METHOD OF ACCESSION

         Corp shall, and is hereby authorised by each other Participating Company (other than plc) to, execute an Accession Letter, in respect of any proposed Trading Company, Non-Trading Company or Dormant Company, for itself and on behalf of each other Participating Company (other than plc). Plc shall promptly execute any Accession Letter delivered to it by Corp in respect of any proposed Trading Company, Non-Trading Company or Dormant Company.

2.2      DATE OF ACCESSION

         Each Accession Letter shall take effect from the date of its execution by Corp, plc and the proposed Trading Company, Non-Trading Company or Dormant Company, as applicable.

3.       STATEMENT OF INTRA-GROUP LOANS

3.1      INTRA-GROUP LOANS OWED BY PARTICIPATING COMPANIES

         Corp and plc each confirms, to the best of its knowledge and belief, that the loan balances set out opposite its name in Part 1 of Schedule 2 (Intra-group loans owed by Participating Companies) are all of the loans which were owing to it by any Participating Company as at 31st December, 2002.

3.2      INTRA -GROUP LOANS OWED BY CORP AND PLC

         Each Participating Company confirms, to the best of its knowledge and belief, that the loan balances set out opposite its name in Part 2 of
         Schedule 2 (Intra-group loans owed by Corp and plc) are all of the loans which were owing to it by Corp or plc as at 31st December, 2002.

4.       ACKNOWLEDGEMENT OF LIABILITIES

4.1      ACKNOWLEDGEMENT BY CORP AND PLC

         Each of Corp and plc acknowledges and confirms its liability in respect of:

         (a) the loan balances set out in Part 2 of Schedule 2 (Intra-group loans owed by Corp and plc) expressed to be owing by it;

         (b) the trading and current account liabilities expressed to be owing by it to each Participating Company in the management accounts upon which the audited consolidated financial accounts of plc as at 31st March, 2002 (in relation to each Trading and each Non-Trading Company) and as at 30th September, 2002 (in relation to each Dormant Company), have been prepared, to the extent such trading and current account liabilities remain outstanding;

         (c) the other preserved Claims set out in Part 2 of Schedule 3 (Other Preserved Claims owed by Corp and plc) expressed to be owing by it.

4.2      ACKNOWLEDGEMENT BY EACH PARTICIPATING COMPANY

         Each Participating Company acknowledges and confirms its liability in respect of:

         (a) the loan balances set out in Part 1 of Schedule 2 (Intra-group loans owed by Participating Companies) and expressed to be owing by it;

         (b) the trading and current account liabilities and expressed to be owing by it to plc and/or Corp in the management accounts upon which the audited consolidated financial accounts of plc as at 31st March, 2002 (in relation to each Trading and Non-Trading Company) and as at 30th September, 2002 (in relation to each Dormant Company), have been prepared, to the extent such trading and current account liabilities remain outstanding; and

         (c) the other preserved Claims set out in Part 1 of Schedule 3 (Other Preserved Claims owed by Participating Companies) expressed to be owing by it.

5.       WAIVER OF CLAIMS

5.1      WAIVER BY CORP AND PLC

(a) With effect from the Effective Date, each of Corp and plc hereby unconditionally and irrevocably waives and releases each Participating Company from any Claim which it may have against that Participating Company and which arises out of or in relation to any matter or circumstance existing on or prior to the Effective Date.

(b) The waiver and release contained in paragraph (a) above shall not apply in relation to:

         (i) any intra-group loan owed by a Participating Company to Corp and/or plc and set out in Part 1 of Schedule 2 (Intra-group loans owed by Participating Companies), including interest accrued thereon at such applicable commercial rate of interest agreed between the parties;

         (ii) any intra-group loan made to a Participating Company by Corp on or after 1st January, 2003:

                  (A)      in the ordinary and usual course of business; or

                  (B)      with Creditor Consent,

                  including interest accrued thereon at such applicable commercial rate of interest agreed between the parties;

         (iii) any trading and current account liabilities owed by a Participating Company to Corp and/or plc and detailed in the management accounts upon which the audited consolidated financial accounts of plc, as at 31st March, 2002 (in relation to each Trading and Non-Trading Company) and as at 30th September, 2002 (in relation to each Dormant Company), have been prepared, to the extent such trading and current account liabilities remain outstanding;

         (iv) any trading and current account liabilities owed by a Trading Company or a Non-Trading Company to Corp and/or plc and incurred after 31st, March, 2002 in the ordinary and usual course of that Trading Company's or Non-Trading Company's (as the case may be) business, to the extent such trading and current account liabilities remain outstanding;

         (v) any counter indemnity or equivalent reimbursement obligation (which is written or is implied by law and whether or not contingent) of a Participating Company to Corp and/or plc under any financial guarantee or indemnity (which is written or is implied by law) and which is given by Corp and/or plc and is: (A) in favour of any person which is not a member of the Marconi Group (including the issuer of any performance bond, bank guarantee or similar instrument) and
                  (B) in respect of any contractual obligations of that Participating Company; provided that where any payment has been made under such a guarantee or indemnity on or before 31st March, 2002, the resultant counter indemnity shall not be preserved under this clause 5.1 (b) (v);

         (vi) any counter indemnity or equivalent reimbursement obligation (which is written or is implied by law and whether or not contingent) of a Participating Company to Corp and/or plc under any non-financial guarantee or indemnity (which is contractual or implied by law) and which is given by Corp and/or plc and is: (A) in favour of any person which is not a member of the Marconi Group; (B) in respect of any contractual or implied by law obligations of that Participating Company and (C) set out in Part 1 of Schedule 5 (non-financial guarantees and indemnities given by Corp or plc); provided that where any payment has been made under such a guarantee or indemnity on or before 31st March, 2002, the resultant counter indemnity shall not be preserved under this clause 5.1 (b)
                  (vi); and

         (vii) any other preserved Claims set out in Part 1 of Schedule 3 (Other Preserved Claims owed by Participating Companies) expressed to be owing by it,

         and each such Claim shall remain in full force and effect notwithstanding the provisions of this Agreement.

5.2      WAIVER BY PARTICIPATING COMPANIES

(a) With effect from the Effective Date, each Participating Company hereby unconditionally and irrevocably waives and releases Corp and/or plc from any Claim which it may have against Corp and/or plc and which arises out of or in relation to any matter or circumstance existing on or prior to the Effective Date.

(b) The waiver and release contained in paragraph (a) above shall not apply in relation to:

         (i) any intra-group loan owed by Corp and/or plc to a Participating Company and set out in Part 2 of Schedule 2 (Intra-group loans owed by Corp and plc), including interest accrued thereon at such applicable commercial rate of interest agreed between the parties;

         (ii) any intra-group loan made to Corp by a Participating Company on or after 1st January, 2003:

                  (A)      in the ordinary and usual course of business;

                  (B)      with Creditor Consent,

                  including interest accrued thereon at such applicable commercial rate of interest agreed between the parties;

         (iii) any trading and current account liabilities owed by Corp and/or plc to a Participating Company and detailed in the management accounts upon which the audited consolidated financial accounts of plc, as at 31st March, 2002 (in relation to each Trading and Non-Trading Company) and as at 30th September, 2002 (in relation to each Dormant Company), have been prepared, to the extent such trading and current account liabilities remain outstanding;

         (iv) any trading and current account liabilities owed by Corp and/or plc to a Trading Company or a Non-Trading Company and incurred after 31st March, 2002 in the ordinary and usual course of Corp's and/or plc's (as the case may be) business, to the extent such trading and current account liabilities remain outstanding;

         (v) any counter indemnity or equivalent reimbursement obligation (which is written or is implied by law and whether or not contingent) of Corp and/or plc to a Participating Company under any financial guarantee or indemnity (which is written or is implied by law) and which is given by such Participating Company and is: (A) in favour of any person which is not a member of the Marconi Group (including the issuer of any performance bond, bank guarantee or similar instrument) and
                  (B) in respect of any contractual obligations of Corp and/or plc; provided that where any payment has been made under such a guarantee or indemnity on or before 31st March, 2002, the resultant counter indemnity shall not be preserved under this clause 5.2 (b) (v);

         (vi) any counter indemnity or equivalent reimbursement obligation (which is written or is implied by law and whether or not contingent) of Corp and/or plc to a Participating Company under any non-financial guarantee or indemnity (which is contractual or implied by law) and which is given by such Participating Company and is: (A) in favour of any person which is not a member of the Marconi Group; (B) in respect of any contractual or implied by law obligations of Corp and/or plc and (C) set out in Part 2 of Schedule 5 (non-financial guarantees and indemnities given by Participating Companies); provided that where any payment has been made under such a guarantee or indemnity on or before 31st March, 2002, the resultant counter indemnity shall not be preserved under this clause 5.2 (b) (vi); and

         (vii) any other preserved Claim set out in Part 2 of Schedule 3 (Other Preserved Claims owed by Corp and plc) expressed to be owing by it,

         and each such Claim shall remain in full force and effect notwithstanding the provisions of this Agreement.

6.       POST-EFFECTIVE DATE CLAIMS

6.1      CLAIMS BY CORP AND PLC

         Corp, plc and each Participating Company agree that nothing contained in this Agreement shall constitute a waiver or release by Corp and/or plc of any Claim it may have against any Participating Company and which arises out of or in relation to any matter or circumstance arising after the Effective Date and which did not arise out of any matter or circumstance existing on or prior to the Effective Date. For the avoidance of doubt, any Claim of Corp and/or plc against any Participating Company arising out of or in relation to any matter or circumstance arising after the Effective Date, in respect of any contract or arrangement entered into or arising by operation of law prior to the Effective Date shall not be affected by this Agreement.

6.2      CLAIMS BY PARTICIPATING COMPANIES

         Corp, plc and each Participating Company agree that nothing contained in this Agreement shall constitute a waiver or release by any Participating Company of any Claim it may have against Corp and/or plc and which arises out of or in relation to any matter or circumstance arising after the Effective Date and which did not arise out of any matter or circumstance existing on or prior to the Effective Date. For the avoidance of doubt, any Claim a Participating Company may have against Corp and/or plc arising out of or in relation to any matter or circumstance arising after the Effective Date, in respect of any contract or arrangement entered into or arising by operation of law prior to the Effective Date, shall not be affected by this Agreement.

7.       REPRESENTATIONS AND WARRANTIES

         Corp, plc and each Participating Company severally represents and warrants to each other party that:

         (a) it has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement, and that it has taken all action necessary to authorise such execution and delivery and the performance of such obligations;

         (b) the execution and delivery by it of this Agreement, and the performance by it of its obligations hereunder does not and will not violate or conflict with any law, rule or regulation applicable to it, any provisions of constitutional documents, any order or judgment of any court or other agency or government applicable to it nor require any registration, filing, consent, approval, notice or other action to, with or by, any governmental or other authority, court or regulatory body, except as expressly provided in this Agreement; and

         (c) this Agreement constitutes legal, valid and binding obligations, enforceable against it in accordance with its terms, except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganisation, moratorium or other similar laws relating to or limiting creditors' rights generally.

8.       COSTS

         Each party will be solely responsible for all costs and expenses incurred by it in connection with the negotiation, preparation and execution of this Agreement and for its compliance with the terms of this Agreement.

9.       NOTICES

(a) Any notice given in connection with this Agreement must be in English. Any other document provided in connection with this Agreement must be in English or accompanied by a certified English translation; in this case, the English translation prevails unless the document is a statutory or other official document.

(b) Any notice or other formal communication given under this Agreement must be in writing (which includes fax, but not email) and may be delivered or sent by post or fax to the party to be served at its address set out below or, where a party accedes to this Agreement in accordance with clause 2, as set out in the relevant Accession Letter:

         CORP                                          PLC

         New Century Park                              New Century Park
         PO Box 53                                     PO Box 53
         Coventry                                      Coventry

         Warwickshire CV3 1HJ                          Warwickshire CV3 1HJ

         Attn: Company Secretary                       Attn: Company Secretary

         Fax: 020 7306 1395                            Fax: 020 7306 1395

         or at such other address or fax number as it may have notified to the other parties in accordance with this clause. Any notice or other document sent by post shall be sent by prepaid first class post (if within the United Kingdom) or by prepaid airmail (if elsewhere).

(c) Any notice or other formal communication shall be deemed to have been given:

         (i)      if delivered, at the time of delivery; or

         (ii) if posted, at 10.00 a.m. on the second Business Day after it was put into the post; or

         (iii) if sent by fax, on the date of transmission, if transmitted before 3.00 p.m. on any Business Day, and in any other case on the Business Day following the date of transmission.

(d) In proving service of a notice or other formal communication, it shall be sufficient to prove that delivery was made or that the envelope containing the communication was properly addressed and posted either by prepaid first class post or by prepaid airmail, as the case may be or that the fax was properly addressed and transmitted, as the case may be.

10.      ASSIGNMENT

         None of the parties to this Agreement may assign any of their respective rights or obligations under this Agreement. This Agreement is intended to bind and inure to the benefit of the parties and their respective successors, permitted assignees, administrators and representatives. The agreements, representations, warranties and obligations of each of the parties to this Agreement are, in all respects, several and not joint.

11.      GENERAL

(a) This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which will constitute one and the same Agreement and any party may enter into this Agreement by executing a counterpart.

(b) Time is not of the essence in relation to any obligation under this Agreement unless:

         (i) time is expressly stated to be of the essence in relation to that obligation; or

         (ii) one party fails to perform an obligation by the time specified in this Agreement and the other party serves a notice on the defaulting party requiring it to perform the obligation by a specified time and stating that time is of the essence in relation to that obligation.

(c)      The rights of each party under this Agreement:

         (i)      may be exercised as often as necessary;

         (ii) are cumulative and not exclusive of rights and remedies provided by law; and

         (iii)    may be waived only in writing and specifically.

(d) A waiver (whether express or implied) by one of the parties of any of the provisions of this Agreement or of any breach of or default by the other party in performing any of those provisions shall not constitute a continuing waiver and that waiver shall not prevent the waiving party from subsequently enforcing any of the provisions of this Agreement not waived or from acting on any subsequent breach of or default by the other party under any of the provisions of this Agreement.

(e) In the event that any provision of this Agreement is void and unenforceable by reason of any applicable law, it shall be deleted and the remaining provisions of this Agreement shall continue in full force and effect, and if required be so amended as necessary to give effect to the spirit of this Agreement so far as possible.

12.      ENTIRE AGREEMENT

(a) Each party acknowledges that in agreeing to enter into this Agreement it has not relied on any representation, warranty, collateral contract or other assurance (except those set out in this Agreement) made by or on behalf of any other party before the signature of this Agreement. Each party waives all rights and remedies which, but for this subclause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance.

(b) Nothing in this preceding subclause limits or excludes any liability for fraud.

13.      THIRD PARTIES

         No term of this Agreement is enforceable by a person who is not a party to this Agreement.

14.      GOVERNING LAW AND JURISDICTION

         This Agreement will be governed by and construed in accordance with English law. Each party irrevocably submits to the jurisdiction of the English courts for all purposes relating to this Agreement.

15.      SERVICE OF PROCESS

         Without prejudice to any other mode of service allowed under any relevant law, each Participating Company (other than those incorporated in England and Wales):

         (a) irrevocably appoints Corp as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

         (b) agrees that failure by a process agent to notify it of the process will not invalidate the proceedings concerned.

                                   SCHEDULE 1

                         INITIAL PARTICIPATING COMPANIES

                                     PART 1

                            INITIAL TRADING COMPANIES

1.       Marconi plc

2.       Marconi Corporation plc

                                     PART 2

                          INITIAL NON-TRADING COMPANIES

                                 [No companies]

                                     PART 3

                            INITIAL DORMANT COMPANIES

                                 [No companies]

                                   SCHEDULE 2

                                INTRA-GROUP LOANS

                                     PART 1

               INTRA-GROUP LOANS OWED BY PARTICIPATING COMPANIES*

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                          OWED TO PLC                    OWED TO CORP
---------------------------------------------------------------------------------------
TRADING COMPANIES
(MATERIAL)
---------------------------------------------------------------------------------------
ALBANY PARTNERSHIP
LIMITED                                                                    1,079,346.13
---------------------------------------------------------------------------------------
GPT SPECIAL PROJECT
MANAGEMENT
---------------------------------------------------------------------------------------
MARCONI BONDING LIMITED                                                   26,563,509.96

                                                                       +  32,851,191.00

                                                                       +  45,289,547.16
                                                                          -------------

                                                                         104,704,248.12
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INVESTMENTS LIMITED                                                           49,115.00
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(IRELAND)
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
LIMITED (UK)                                                             126,924,380.22

                                                                       +   7,166,659.40

                                                                       + 140,876,950.87

                                                                          +1,547,667.62

                                                                       + 311,701,804.42
                                                                         --------------

                                                                         588,217,462.53
---------------------------------------------------------------------------------------

-----------------
* It is intended that all loan balances owed by plc shall be schemed as part of the plc Scheme

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                             OWED TO PLC                  OWED TO CORP
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
OPTICAL NETWORKS LIMITED (IRELAND)
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
OVERSEAS SERVICES LIMITED
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOUTH AFRICA PTY LIMITED
---------------------------------------------------------------------------------------
MARCONI OPTICAL
COMPONENTS LIMITED                                                       120,601,369.40
---------------------------------------------------------------------------------------
MARCONI CORPORATION PLC                     39,485,100.44
---------------------------------------------------------------------------------------
MARCONI PLC                                                              201,888,433.35
---------------------------------------------------------------------------------------
MARCONI SOFTWARE
SOLUTIONS LIMITED                                                          1,933,904.88
---------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL LIMITED                                                      9,015,056.11
---------------------------------------------------------------------------------------
RONALDI LTD
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SA (FRANCE)
---------------------------------------------------------------------------------------
MNI TECNOLOGIASE e
SISTEMAS DE
COMMUNICACAO SA                                                               84,734.72
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
B.V. (NETHERLANDS)
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
GmbH (GERMANY)
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
real ESTATE GmbH
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS GmbH & CO KG
---------------------------------------------------------------------------------------

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS VER. GmBH
---------------------------------------------------------------------------------------
BEIJING MARCONI COMMUNICATIONS
TECHNOLOGY CO LTD
---------------------------------------------------------------------------------------
GEC (HONG KONG) LIMITED
---------------------------------------------------------------------------------------
MARCONI AUSTRALIA PTY LIMITED
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS ASIA
LIMITED                                                                      205,824.96
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SOUTH
EAST ASIA PTE LTD
---------------------------------------------------------------------------------------
THE GENERAL ELECTRIC COMPANY
OF SINGAPORE PRIVATE LIMITED
(NOW KNOWN AS MARCONI
SINGAPORE PTE LTD)
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONSSPA
---------------------------------------------------------------------------------------
MARCONI IBERIA SA
---------------------------------------------------------------------------------------
MARCONI MOBILE ACCESS SpA
---------------------------------------------------------------------------------------
MARCONI SUD SpA
---------------------------------------------------------------------------------------
MARCONI INTERNATIONAL SpA
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS DE
MEXICO SA De CV
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TELEMULTI LIMITADA                                                        31,374,720.05
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
---------------------------------------------------------------------------------------

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                               OWED TO PLC                OWED TO CORP
---------------------------------------------------------------------------------------
DO BRASIL LTDA
---------------------------------------------------------------------------------------
FORE SYSTEMS LIMITADA
---------------------------------------------------------------------------------------
MARCONI COLUMBIA SA
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
ARGENTINA SA                                                                 481,426.26
---------------------------------------------------------------------------------------
MARCONI VENEZUELA CA                                                         310,597.59
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
NETWORKS CORP                                                             35,849,269.63
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TECHNOLOGY INC
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
INC
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS FEDERAL
INC
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS INC                                               105,206,236.80
---------------------------------------------------------------------------------------
MARCONI INC
---------------------------------------------------------------------------------------
MARCONI SOFTWARE
INTERNATIONAL INC                                                         1,098,889.13*
---------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (US) INC
---------------------------------------------------------------------------------------
SYSTEMS MANAGEMENT
SPECIALISTS INC                                                           3,563,345.14*
---------------------------------------------------------------------------------------
MARCONI MIDDLE EAST
(SAUDI ARABIA)
---------------------------------------------------------------------------------------
MARCONI MIDDLE EAST LLC (DUBAI)
---------------------------------------------------------------------------------------
MARCONI APPLIED
---------------------------------------------------------------------------------------

-------------------
* It is intended that this amount shall be assigned on or before the Record Date to Corp as part of a Trade Receivable Assignment to be entered into by Corp and plc

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                              OWED TO PLC                OWED TO CORP
---------------------------------------------------------------------------------------
TECNOLOGIES SA
---------------------------------------------------------------------------------------
SNC COMPOSANTS & CIE
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
  NON-TRADING SUBSIDIARIES
---------------------------------------------------------------------------------------
MARCONI PROPERTY LTD
---------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES LIMITED                                                           192,201.48
---------------------------------------------------------------------------------------
BRUTON STREET INVESTMENTS
LIMITED
---------------------------------------------------------------------------------------
EA CONTINENTAL LIMITED                        219,000,000*
---------------------------------------------------------------------------------------
ELLIOTT-AUTOMATION
HOLDINGS LIMITED
---------------------------------------------------------------------------------------
THE ENGLISH ELECTRIC
COMPANY, LIMITED                                                           1,537,611.83
---------------------------------------------------------------------------------------
MARCONI (BRUTON STREET)
LIMITED                                                                + 203,281,257.20
                                                                       + 104,419,241.30

                                                                       + 529,343,428.50
                                                                         --------------

                                                                         837,043,927.00
---------------------------------------------------------------------------------------
MARCONI (HOLDINGS) LIMITED
---------------------------------------------------------------------------------------
MARCONI AEROSPACE UNLIMITED
---------------------------------------------------------------------------------------
MARCONI CAPITAL LIMITED                                                  + 4,658,963.85
---------------------------------------------------------------------------------------
                                                                        + 27,174,596.79
                                                                         -------------
                                                                          31,833,560.64
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AFRICA
(PTY) LIMITED
---------------------------------------------------------------------------------------

-------------------
* It is intended that plc shall release this loan in consideration for the assignment of the EA Continental Limited-Corp loan referred to below.

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                          OWED TO PLC                    OWED TO CORP
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS LIMITED
---------------------------------------------------------------------------------------
MARCONI (DGP1) LIMITED                                                 + 372,717,107.72

                                                                       +   7,474,093,94
                                                                       ----------------

                                                                         380,191,201.66
---------------------------------------------------------------------------------------
MARCONI (DGP2) LIMITED                                                 + 372,717,107.72

                                                                       +   7,474,093,69
                                                                       ----------------

                                                                         380,191,201.41
---------------------------------------------------------------------------------------
MARCONI (ELLIOTT AUTOMATION)
LIMITED
---------------------------------------------------------------------------------------
MOBILE SYSTEMS INTERNATIONAL
HOLDINGS LIMITED
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GmbH
(SWITZERLAND)
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS GmbH (GERMANY)                                                      575,830.28
---------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES LTD (NOW KNOWN AS
MARCONI AUSTRALIA HOLDINGS
PTY. LIMITED)
---------------------------------------------------------------------------------------
MARCONI HOLDINGS SpA
---------------------------------------------------------------------------------------
RELTEC MEXICO SA de CV (NOW
KNOWN AS MARCONI
COMMUNICATIONS, S.A. de C.V.)
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(CANADA)
---------------------------------------------------------------------------------------
FS FINANCE CORP
---------------------------------------------------------------------------------------

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
---------------------------------------------------------------------------------------
FS HOLDING CORP
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS NORTH
AMERICA INC.
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
HOLDINGS INC.
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS INC.
---------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL INC.                                                        20,535,178.28
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
LIMITED (BERMUDA)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
DORMANT SUBSIDIARIES
---------------------------------------------------------------------------------------
A.B. DICK HOLDINGS LTD
---------------------------------------------------------------------------------------
ARROW LTD
---------------------------------------------------------------------------------------
ASSOCIATED AUTOMATION LTD
---------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES HOLDINGS LTD
---------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES (MANCHESTER) LTD
---------------------------------------------------------------------------------------
CLANVILLE LIMITED
---------------------------------------------------------------------------------------
COMBINED ELECTRICAL
MANUFACTURERS LTD
---------------------------------------------------------------------------------------
COPPENHALL NOMINEES LIMITED
---------------------------------------------------------------------------------------
DAYMO LTD
---------------------------------------------------------------------------------------
FF CHRESTIAN & CO LTD
---------------------------------------------------------------------------------------
GPT CONSUMER PRODUCTS LTD
---------------------------------------------------------------------------------------

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                          OWED TO PLC                       OWED TO CORP
---------------------------------------------------------------------------------------
GPT PAYPHONE SYSTEMS LTD
---------------------------------------------------------------------------------------
GPT RELIANCE LTD
---------------------------------------------------------------------------------------
THE KINGSWAY HOUSING
ASSOCIATION LTD
---------------------------------------------------------------------------------------
KRAYFORD LTD
---------------------------------------------------------------------------------------
LARNERWAY LTD
---------------------------------------------------------------------------------------
LAYANA LIMITED                                                               165,556.64
---------------------------------------------------------------------------------------
MARCONI CASWELL
DEVELOPMENTS LIMITED
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
OPTICAL FIBRES LIMITED
---------------------------------------------------------------------------------------
MARCONI (FIFTEEN) LIMITED                                                    196,822.17
---------------------------------------------------------------------------------------
MARCONI (FIFTY-NINE) LTD
---------------------------------------------------------------------------------------
MARCONI (FIFTY-THREE) LTD
---------------------------------------------------------------------------------------
MARCONI (FORTY-FIVE) LIMITED
---------------------------------------------------------------------------------------
MARCONI (FORTY-FOUR) LTD
---------------------------------------------------------------------------------------
MARCONI (FORTY-THREE) LIMITED
---------------------------------------------------------------------------------------
MARCONI G.M. LIMITED                                                         283,500.00
---------------------------------------------------------------------------------------
MARCONI MOBILE SYSTEMS LIMITED
---------------------------------------------------------------------------------------
MARCONI (NINE) LIMITED
---------------------------------------------------------------------------------------
MARCONI PHOTONICA LIMITED
---------------------------------------------------------------------------------------
MARCONI (SIXTEEN) LIMITED
---------------------------------------------------------------------------------------

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                          OWED TO PLC                      OWED TO CORP
---------------------------------------------------------------------------------------
MARCONI (SIXTY-NINE) LIMITED                                                 801,146.76
---------------------------------------------------------------------------------------
MARCONI (SIXTY-TWO) LTD                                                    2,859,252.73
---------------------------------------------------------------------------------------
MARCONI (THIRTEEN) LIMITED
---------------------------------------------------------------------------------------
MARCONI (THIRTY-TWO) LIMITED
---------------------------------------------------------------------------------------
MARCONI (TLC) LTD
---------------------------------------------------------------------------------------
MARCONI (TWENTY-SEVEN) LIMITED
---------------------------------------------------------------------------------------
MARCONI (WCGL) UNLIMITED
---------------------------------------------------------------------------------------
MCMICHAEL LIMITED
---------------------------------------------------------------------------------------
METROPOLITAN-VICKERS
ELECTRICAL CO LTD
---------------------------------------------------------------------------------------
MOBILE SYSTEMS GROUP LTD
---------------------------------------------------------------------------------------
MOBILE SYSTEMS (HOLDINGS) LTD
---------------------------------------------------------------------------------------
MOBILE SYSTEMS SERVICES LTD
---------------------------------------------------------------------------------------
MOBILE SYSTEMS (UK) LTD
---------------------------------------------------------------------------------------
THE M-O VALVE CO LTD                                                         101,122.49
---------------------------------------------------------------------------------------
MSI CELLULAR INVESMTNETS (ONE)
LTD
---------------------------------------------------------------------------------------
PALMAZ LTD
---------------------------------------------------------------------------------------
PHOTONICA LIMITED
---------------------------------------------------------------------------------------
PHOTONIQA LIMITED
---------------------------------------------------------------------------------------
PYFORD LIMITED
---------------------------------------------------------------------------------------

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
---------------------------------------------------------------------------------------
RAINFORD GROUP TRUSTEES LTD
---------------------------------------------------------------------------------------
RAINFORD RACKS LTD
---------------------------------------------------------------------------------------
RELTEC (COVENTRY) LTD
---------------------------------------------------------------------------------------
ROBERT STEPHENSON & HAWTHORNS
LTD
---------------------------------------------------------------------------------------
THE ROTARY ENGINEERING COMPANY
LIMITED                                                                        1,876.19
---------------------------------------------------------------------------------------
SALPLEX LTD
---------------------------------------------------------------------------------------
STYLES & MEALING LIMITED
---------------------------------------------------------------------------------------
TCL PROJECTS LIMITED
---------------------------------------------------------------------------------------
ZIPBOND LTD
---------------------------------------------------------------------------------------
THE VULCAN FOUNDRY LTD
---------------------------------------------------------------------------------------
TRADING COMPANIES (OTHERS)
---------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES INTERNATIONAL
LIMITED
---------------------------------------------------------------------------------------
FORE SYSTEMS LIMITED                                                          87,021.00
---------------------------------------------------------------------------------------
GPT MIDDLE EAST LIMITED
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS (CIS)
LIMITED
---------------------------------------------------------------------------------------
MARCONI FINANCE PLC
---------------------------------------------------------------------------------------
MARCONI FLEET MANAGEMENT
LIMITED
---------------------------------------------------------------------------------------
MARCONI INFORMATION SYSTEMS
LIMITED                                                                   15,751,443.94
---------------------------------------------------------------------------------------
MARCONI (NCP) LIMITED
---------------------------------------------------------------------------------------
NETSCIENT LIMITED
---------------------------------------------------------------------------------------

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                          OWED TO PLC                    OWED TO CORP
---------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES LIMITED
---------------------------------------------------------------------------------------
TELEPHONE CABLES LIMITED
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL LIMITED                                                     12,843,257.68
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CHINA
LIMITED                                                                      381,562.68
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL HOLDINGS LIMITED                                         +  45,165,548.52
                                                                       +  41,726,156.51
                                                                       +  28,633,106.00
                                                                       ----------------
                                                                         115,524,811.03
---------------------------------------------------------------------------------------
BRUTON STREET OVERSEAS
INVESTMENTS LIMITED                                                          100,000.00
---------------------------------------------------------------------------------------
BRUTON STREET PARTNERSHIP                                              + 965,313,353.52
                                                                       + 965,313,353.52
                                                                       ----------------
                                                                       1,930,626,707.04
---------------------------------------------------------------------------------------
MARCONI INDIA LIMITED                                                        + 2,590.85
                                                                       +   1,306,939.05
                                                                       ----------------
                                                                           1,309,529.90
---------------------------------------------------------------------------------------
MARCONI (THIRTY-ONE) LIMITED                                                   8,346.03
---------------------------------------------------------------------------------------
HIGHROSE LIMITED                                                         701,208,853.58
---------------------------------------------------------------------------------------
ANCRANE LIMITED
---------------------------------------------------------------------------------------
WOODS OF COLCHESTER HOUSING
SOCIETY LIMITED
---------------------------------------------------------------------------------------
MARCONI INSURANCE LIMITED
---------------------------------------------------------------------------------------
TETREL LIMITED
---------------------------------------------------------------------------------------
RELTEC SERVICES (UK) LIMITED
---------------------------------------------------------------------------------------
MARCONI ANSTY LIMITED
---------------------------------------------------------------------------------------
MARCONI NOMINEES LIMITED
---------------------------------------------------------------------------------------
YESLINK UNLIMITED
---------------------------------------------------------------------------------------

\
                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                          OWED TO PLC                       OWED TO CORP
---------------------------------------------------------------------------------------
ELLIOT AUTOMATION CONTINENTAL SA                                                226,500
---------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL NOMINEES LIMITED
---------------------------------------------------------------------------------------
MARCONI DEFENSE OVERSEAS LIMITED
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GLOBAL
NETWORKS LIMITED
---------------------------------------------------------------------------------------
MARCONICOM LIMITED
---------------------------------------------------------------------------------------
MICRO SCOPE LIMITED
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL INVESTMENTS
LIMITED
---------------------------------------------------------------------------------------
GPT (NEDERLAND) BV
---------------------------------------------------------------------------------------
GEC OF PAKISTAN LIMITED                                                      100,000.00
---------------------------------------------------------------------------------------
GEC ZAMBIA LIMITED
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AB
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS BVBA
---------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SARL
---------------------------------------------------------------------------------------
MARCONI CHANNEL MARKETS GmbH
---------------------------------------------------------------------------------------
AEI FURNACES PTY LTD
---------------------------------------------------------------------------------------
HARMAN INFORMATION TECHNOLOGY
PTY LTD
---------------------------------------------------------------------------------------
MARCONI NEW ZEALAND LIMITED
---------------------------------------------------------------------------------------
MARCONI TELECOMMUNICATIONS
---------------------------------------------------------------------------------------

                             LOAN BALANCES (L)

   (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------------
                                          OWED TO PLC                      OWED TO CORP
---------------------------------------------------------------------------------------
INDIA PRIVATE LTD
---------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (AUSTRALIA)
PTY LTD
---------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (HONG KONG)
LIMITED
---------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (INDIA)
PRIVATE LIMITED
---------------------------------------------------------------------------------------
MARCONI ACQUISITION CORP
---------------------------------------------------------------------------------------
MARCONI FINANCE INC.
---------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES INC.                                                3,035,284.87
---------------------------------------------------------------------------------------
APT NEDERLANDS BV
---------------------------------------------------------------------------------------
APT TELECOMMUNICIONES SL
---------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL AB
---------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL BRASIL LTDA
---------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (FRANCE) SA
---------------------------------------------------------------------------------------
MARCONI PROJECTS HONG KONG LTD                                                22,311.00
---------------------------------------------------------------------------------------

                                     PART 2

                     INTRA-GROUP LOANS OWED BY CORP AND PLC*

                                LOAN BALANCES (L)

          (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

---------------------------------------------------------------------------------
                                         OWED BY PLC               OWED BY CORP
---------------------------------------------------------------------------------
TRADING COMPANIES
(MATERIAL)
---------------------------------------------------------------------------------
ALBANY PARTNERSHIP LIMITED
---------------------------------------------------------------------------------
GPT SPECIAL PROJECT MANAGEMENT
LIMITED                                                             18,793,671.00
---------------------------------------------------------------------------------
MARCONI BONDING LIMITED                                                      1.00
---------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INVESTMENTS LIMITED
---------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(IRELAND)                                                              56,000,765
---------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(UK)                                                                 1,863,584.92

                                                                 +   6,962,341.40

                                                                                +

                                                                       150,000.00
                                                                 ----------------

                                                                     8,975,926.32
---------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
NETWORKS LIMITED (IRELAND)
---------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
OVERSEAS SERVICES LIMITED
---------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SOUTH
AFRICA PTY LIMITED
---------------------------------------------------------------------------------

---------------------
* It is intended that all loan balances owed by plc shall be schemed as part of the plc Scheme

                                LOAN BALANCES (L)

          (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

-------------------------------------------------------------------------------
                                        OWED BY PLC               OWED BY CORP
-------------------------------------------------------------------------------
MARCONI OPTICAL COMPONENTS
LIMITED                                                            6,147,994.77
-------------------------------------------------------------------------------
MARCONI CORPORATION PLC                201,888,433.35
-------------------------------------------------------------------------------
MARCONI PLC                                                       39,485,100.44
-------------------------------------------------------------------------------
MARCONI SOFTWARE SOLUTIONS
LIMITED                                                           29,802,166.98
-------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL LIMITED                                            + 1,797,945.28

                                                                 +   907,313.26
                                                                 --------------
                                                                   2,705,258.54
-------------------------------------------------------------------------------
RONALDI LTD
-------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SA
(FRANCE)                                                           5,233,196.47
-------------------------------------------------------------------------------
MNI TECNOLOGIASE e SISTEMAS de
COMMUNICACAO SA
-------------------------------------------------------------------------------
MARCONI COMMUNICATIONS B.V.
(NETHERLANDS)
-------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GmbH
(GERMANY)                                                          6,531,622.34
-------------------------------------------------------------------------------
MARCONI COMMUNICATIONS REAL
ESTATE GmbH
-------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS GmbH & CO KG
-------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS VER. GmbH
--------------------------------------------------------------------------------
BEIJING MARCONI COMMUNICATIONS
TECHNOLOGY CO LTD
--------------------------------------------------------------------------------

                                LOAN BALANCES (L)

          (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

--------------------------------------------------------------------------------
                                        OWED BY PLC           OWED BY CORP
--------------------------------------------------------------------------------
GEC (HONG KONG) LIMITED                                            53,669,470.54
--------------------------------------------------------------------------------
MARCONI AUSTRALIA PTY LIMITED
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS ASIA
LIMITED
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SOUTH
EAST ASIA PTE LTD
--------------------------------------------------------------------------------
                                                                 SGD7,450,000.00
THE GENERAL ELECTRIC COMPANY                                     + GBP860,000.00
OF SINGAPORE PRIVATE LIMITED                                (Total equivalent to
(NOW KNOWN AS MARCONI                                     GBP 3,527,955.88 as at
SINGAPORE PTE LTD)                                                     31/12/02)
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONSSpA
--------------------------------------------------------------------------------
MARCONI IBERIA SA                                                   7,169,860.51
--------------------------------------------------------------------------------
MARCONI MOBILE ACCESS SpA
--------------------------------------------------------------------------------
MARCONI SUD SpA
--------------------------------------------------------------------------------
MARCONI INTERNATIONAL SpA
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS de
MEXICO SA de CV
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TELEMULTI LIMITADA
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS DO
BRASIL LTDA
--------------------------------------------------------------------------------
FORE SYSTEMS LIMITADA
--------------------------------------------------------------------------------
MARCONI COLUMBIA SA
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
ARGENTINA SA
--------------------------------------------------------------------------------
MARCONI VENEZUELA CA
--------------------------------------------------------------------------------

                                LOAN BALANCES (L)

          (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

--------------------------------------------------------------------------------
                                        OWED BY PLC               OWED BY CORP
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
NETWORKS CORP
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TECHNOLOGY INC
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
INC
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS FEDERAL
INC
--------------------------------------------------------------------------------
                                                                       3,001,537
MARCONI COMMUNICATIONS INC                                                     +
                                                                    4,923,218.41
                                                                ----------------

                                                                    7,924,755.41
--------------------------------------------------------------------------------
MARCONI INC                                                     1,276,106,394.81
--------------------------------------------------------------------------------
MARCONI SOFTWARE INTERNATIONAL
INC
--------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (US) INC
--------------------------------------------------------------------------------
SYSTEMS MANAGEMENT SPECIALISTS
INC
--------------------------------------------------------------------------------
MARCONI MIDDLE EAST (SAUDI
ARABIA)
--------------------------------------------------------------------------------
MARCONI MIDDLE EAST LLC (DUBAI)
--------------------------------------------------------------------------------
MARCONI APPLIED TECNOLOGIES SA                                     12,263,858.23
--------------------------------------------------------------------------------
SNC COMPOSANTS & CIE                                                3,954,810.98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-TRADING SUBSIDIARIES
--------------------------------------------------------------------------------
MARCONI PROPERTY LTD                                                        1.00
--------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL INDUSTRIES
LIMITED                                                           134,993,728.40
--------------------------------------------------------------------------------

                                LOAN BALANCES (L)

          (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

--------------------------------------------------------------------------------
                                        OWED BY PLC               OWED BY CORP
--------------------------------------------------------------------------------
BRUTON STREET INVESTMENTS LIMITED                                         100.00
--------------------------------------------------------------------------------
EA CONTINENTAL LIMITED                                            363,308,102.03*
--------------------------------------------------------------------------------
ELLIOTT-AUTOMATION HOLDINGS LIMITED                                78,486,756.70
--------------------------------------------------------------------------------
THE ENGLISH ELECTRIC COMPANY, LIMITED                             300,733,962.69
--------------------------------------------------------------------------------
MARCONI (BRUTON STREET) LIMITED                                   871,397,961.00
--------------------------------------------------------------------------------
MARCONI (HOLDINGS) LIMITED                                          8,353,965.42
                                                                +     287,395.99

                                                                    8,641,361.41
--------------------------------------------------------------------------------
MARCONI AEROSPACE UNLIMITED                                        69,607,029.63
--------------------------------------------------------------------------------
MARCONI CAPITAL LIMITED                                                     2.00
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AFRICA
(PTY) LIMITED                                                      12,270,242.05
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS HOLDINGS
LIMITED
--------------------------------------------------------------------------------
MARCONI (DGP1) LIMITED
--------------------------------------------------------------------------------
MARCONI (DGP2) LIMITED
--------------------------------------------------------------------------------
MARCONI (ELLIOTT AUTOMATION) LIMITED                               21,867,755.03
--------------------------------------------------------------------------------
MOBILE SYSTEMS INTERNATIONAL
HOLDINGS LIMITED
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GmBH
(SWITZERLAND)
--------------------------------------------------------------------------------

--------------------------------
* It is intended that subject to certain creditor consent and prior to the Record Date this amount shall be assigned to Ancrane Limited by an assignment between EA Continental Limited and Ancrane Limited and then assigned to plc by an assignment between Ancrane Limited and plc.

                                LOAN BALANCES (L)

          (Loan balances as at 31st December, 2002 (to the extent such loan balances remain outstanding))

--------------------------------------------------------------------------------
                                        OWED BY PLC                OWED BY CORP
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS HOLDINGS
GmBH (GERMANY)
--------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES LTD (NOW KNOWN AS
MARCONI AUSTRALIA HOLDINGS PTY
LIMITED)                                                          130,149,000.00
--------------------------------------------------------------------------------
MARCONI HOLDINGS SpA
--------------------------------------------------------------------------------
RELTEC MEXICO SA de CV (NOW
KNOWN AS MARCONI COMMUNICATIONS,
S.A. de C.V.)
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
LIMITED (CANADA)
--------------------------------------------------------------------------------
FS FINANCE CORP
--------------------------------------------------------------------------------
FS HOLDING CORP
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS NORTH AMERICA
INC.
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
HOLDINGS INC.
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS HOLDINGS INC.
--------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL INC.
--------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(BERMUDA)                                                           3,224,189.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DORMANT SUBSIDIARIES
--------------------------------------------------------------------------------
A.B. DICK HOLDINGS LTD                                              7,308,638.58
--------------------------------------------------------------------------------
ARROW LTD                                                              49,958.87
--------------------------------------------------------------------------------
ASSOCIATED AUTOMATION LTD                                           2,723,292.41
--------------------------------------------------------------------------------

                                LOAN BALANCES(L)

(Loan balances as at 31st December, 2002(to the extent such loan balances remain outstanding))

------------------------------------------------------------------------------------------------
                                                          OWED BY PLC               OWED BY CORP
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL INDUSTRIES HOLDINGS LTD
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL INDUSTRIES (MANCHESTER)
LTD
------------------------------------------------------------------------------------------------
CLANVILLE LIMITED                                                                           1.00
------------------------------------------------------------------------------------------------
COMBINED ELECTRICAL MANUFACTURERS LTD                                               6,895,676.71
------------------------------------------------------------------------------------------------
COPPENHALL NOMINEES LIMITED
------------------------------------------------------------------------------------------------
DAYMO LTD
------------------------------------------------------------------------------------------------
FF CHRESTIAN & CO LTD                                                                  34,944.36
------------------------------------------------------------------------------------------------
GPT CONSUMER PRODUCTS LTD
------------------------------------------------------------------------------------------------
GPT PAYPHONE SYSTEMS LTD
------------------------------------------------------------------------------------------------
GPT RELIANCE LTD
------------------------------------------------------------------------------------------------
THE KINGSWAY HOUSING ASSOCIATION LTD                                                1,280,159.82
------------------------------------------------------------------------------------------------
KRAYFORD LTD
------------------------------------------------------------------------------------------------
LARNERWAY LTD
------------------------------------------------------------------------------------------------
LAYANA LIMITED
------------------------------------------------------------------------------------------------
MARCONI CASWELL DEVELOPMENTS LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL FIBRES LIMITED
------------------------------------------------------------------------------------------------
MARCONI (FIFTEEN) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (FIFTY-NINE) LTD
------------------------------------------------------------------------------------------------
MARCONI (FIFTY-THREE) LTD                                                             151,087.68
------------------------------------------------------------------------------------------------

                                LOAN BALANCES(L)

(Loan balances as at 31st December, 2002(to the extent such loan balances remain outstanding))

------------------------------------------------------------------------------------------------
                                                          OWED BY PLC               OWED BY CORP
------------------------------------------------------------------------------------------------
MARCONI (FORTY-FIVE) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (FORTY-FOUR) LTD
------------------------------------------------------------------------------------------------
MARCONI (FORTY-THREE) LIMITED
------------------------------------------------------------------------------------------------
MARCONI G.M. LIMITED
------------------------------------------------------------------------------------------------
MARCONI MOBILE SYSTEMS LIMITED
------------------------------------------------------------------------------------------------
MARCONI (NINE) LIMITED                                                                141,080.92
------------------------------------------------------------------------------------------------
MARCONI PHOTONICA LIMITED
------------------------------------------------------------------------------------------------
MARCONI (SIXTEEN) LIMITED                                                           1,250,099.99
------------------------------------------------------------------------------------------------
MARCONI (SIXTY-NINE) LIMITED                                                        1,119,739.39
------------------------------------------------------------------------------------------------
MARCONI (SIXTY-TWO) LTD
------------------------------------------------------------------------------------------------
MARCONI (THIRTEEN) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (THIRTY-TWO) LIMITED                                                          107,416.44
------------------------------------------------------------------------------------------------
MARCONI (TLC) LTD
------------------------------------------------------------------------------------------------
MARCONI (TWENTY-SEVEN) LIMITED                                                      1,542,489.94
------------------------------------------------------------------------------------------------
MARCONI (WCGL) UNLIMITED                                                            1,853,074.20
------------------------------------------------------------------------------------------------
MCMICHAEL LIMITED                                                                   5,075,000.00
------------------------------------------------------------------------------------------------
METROPOLITAN-VICKERS ELECTRICAL CO LTD
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS GROUP LTD
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS (HOLDINGS) LTD
------------------------------------------------------------------------------------------------

                                LOAN BALANCES(L)

(Loan balances as at 31st December, 2002(to the extent such loan balances remain outstanding))

------------------------------------------------------------------------------------------------
                                                          OWED BY PLC               OWED BY CORP
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS SERVICES LTD
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS (UK) LTD
------------------------------------------------------------------------------------------------
THE M-O VALVE CO LTD
------------------------------------------------------------------------------------------------
MSI CELLULAR INVESMTNETS (ONE) LTD
------------------------------------------------------------------------------------------------
PALMAZ LTD
------------------------------------------------------------------------------------------------
PHOTONICA LIMITED                                                                      76,009.00
------------------------------------------------------------------------------------------------
PHOTONIQA LIMITED                                                                           1.00
------------------------------------------------------------------------------------------------
PYFORD LIMITED
------------------------------------------------------------------------------------------------
RAINFORD GROUP TRUSTEES LTD
------------------------------------------------------------------------------------------------
RAINFORD RACKS LTD
------------------------------------------------------------------------------------------------
RELTEC (COVENTRY) LTD
------------------------------------------------------------------------------------------------
ROBERT STEPHENSON & HAWTHORNS LTD
------------------------------------------------------------------------------------------------
THE ROTARY ENGINEERING COMPANY LIMITED
------------------------------------------------------------------------------------------------
SALPLEX LTD                                                                            92,386.96
------------------------------------------------------------------------------------------------
STYLES & MEALING LIMITED
------------------------------------------------------------------------------------------------
TCL PROJECTS LIMITED
------------------------------------------------------------------------------------------------
ZIPBOND LTD                                                                         6,731,913.50
------------------------------------------------------------------------------------------------
THE VULCAN FOUNDRY LTD
------------------------------------------------------------------------------------------------
TRADING SUBSIDIARIES (OTHERS)
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL INDUSTRIES INTERNATIONAL                                         76,913.47
LIMITED
------------------------------------------------------------------------------------------------

                                LOAN BALANCES(L)

(Loan balances as at 31st December, 2002(to the extent such loan balances remain outstanding))

------------------------------------------------------------------------------------------------
                                                          OWED BY PLC               OWED BY CORP
------------------------------------------------------------------------------------------------
FORE SYSTEMS LIMITED
------------------------------------------------------------------------------------------------
GPT MIDDLE EAST LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS (CIS) LIMITED
------------------------------------------------------------------------------------------------
MARCONI FINANCE PLC                                                                 2,775,111.02
------------------------------------------------------------------------------------------------
MARCONI FLEET MANAGEMENT LIMITED                                                    1,292,411.63
------------------------------------------------------------------------------------------------
MARCONI INFORMATION SYSTEMS LIMITED                                                    54,945.94
------------------------------------------------------------------------------------------------
MARCONI (NCP) LIMITED
------------------------------------------------------------------------------------------------
NETSCIENT LIMITED
------------------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES LIMITED
------------------------------------------------------------------------------------------------
TELEPHONE CABLES LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS INTERNATIONAL LIMITED                                        7,065,000.00
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CHINA LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS INTERNATIONAL HOLDINGS
LIMITED
------------------------------------------------------------------------------------------------
BRUTON STREET OVERSEAS INVESTMENTS LIMITED
------------------------------------------------------------------------------------------------
BRUTON STREET PARTNERSHIP
------------------------------------------------------------------------------------------------
MARCONI INDIA LIMITED
------------------------------------------------------------------------------------------------
MARCONI (THIRTY-ONE) LIMITED
------------------------------------------------------------------------------------------------
HIGHROSE LIMITED
------------------------------------------------------------------------------------------------
ANCRANE LIMITED                                                                    14,635,059.00
                                                                                   + an amount
------------------------------------------------------------------------------------------------

                                LOAN BALANCES(L)

(Loan balances as at 31st December, 2002(to the extent such loan balances remain outstanding))

------------------------------------------------------------------------------------------------
                                                          OWED BY PLC         OWED BY CORP
------------------------------------------------------------------------------------------------
                                                                         approximately equal to
                                                                                387,403,015.00
                                                                         (stemming from four
                                                                         separate bond issues of
                                                                         (1) E256,735,000; (2) E
                                                                         67,868,000; (3)
                                                                         US$131,011,000; and (4)
                                                                         US$130,090,000)
------------------------------------------------------------------------------------------------
WOODS OF COLCHESTER HOUSING SOCIETY LIMITED
------------------------------------------------------------------------------------------------
MARCONI INSURANCE LIMITED
------------------------------------------------------------------------------------------------
TETREL LIMITED
------------------------------------------------------------------------------------------------
RELTEC SERVICES (UK) LIMITED
------------------------------------------------------------------------------------------------
MARCONI ANSTY LIMITED
------------------------------------------------------------------------------------------------
MARCONI NOMINEES LIMITED
------------------------------------------------------------------------------------------------
YESLINK UNLIMITED
------------------------------------------------------------------------------------------------
ELLIOT AUTOMATION CONTINENTAL SA
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL NOMINEES LIMITED
------------------------------------------------------------------------------------------------
MARCONI DEFENSE OVERSEAS LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GLOBAL NETWORKS LIMITED
------------------------------------------------------------------------------------------------
MARCONICOM LIMITED
------------------------------------------------------------------------------------------------
MICRO SCOPE LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS INTERNATIONAL INVESTMENTS
LIMITED
------------------------------------------------------------------------------------------------
GPT (NEDERLAND) BV
------------------------------------------------------------------------------------------------

                                LOAN BALANCES(L)

(Loan balances as at 31st December, 2002(to the extent such loan balances remain outstanding))

------------------------------------------------------------------------------------------------
                                                          OWED BY PLC               OWED BY CORP
------------------------------------------------------------------------------------------------
GEC OF PAKISTAN LIMITED
------------------------------------------------------------------------------------------------
GEC ZAMBIA LIMITED                                                                    154,866.00
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AB
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS BVBA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SARL
------------------------------------------------------------------------------------------------
MARCONI CHANNEL MARKETS GmbH
------------------------------------------------------------------------------------------------
AEI FURNACES PTY LTD
------------------------------------------------------------------------------------------------
HARMAN INFORMATION TECHNOLOGY PTY LTD
------------------------------------------------------------------------------------------------
MARCONI NEW ZEALAND LIMITED
------------------------------------------------------------------------------------------------
MARCONI TELECOMMUNICATIONS INDIA PRIVATE LTD
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL (AUSTRALIA)
PTY LTD
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL (HONG KONG)
LIMITED
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL (INDIA) PRIVATE
LIMITED
------------------------------------------------------------------------------------------------
MARCONI ACQUISITION CORP
------------------------------------------------------------------------------------------------
MARCONI FINANCE INC.
------------------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES INC.
------------------------------------------------------------------------------------------------
APT NEDERLANDS BV
------------------------------------------------------------------------------------------------

                                LOAN BALANCES(L)

(Loan balances as at 31st December, 2002(to the extent such loan balances remain outstanding))

------------------------------------------------------------------------------------------------
                                                          OWED BY PLC               OWED BY CORP
------------------------------------------------------------------------------------------------
APT TELECOMMUNICIONES SL
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL AB
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL BRASIL LTDA
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL (FRANCE) SA
------------------------------------------------------------------------------------------------
MARCONI PROJECTS HONG KONG LTD                                                         55,454.23
------------------------------------------------------------------------------------------------

                                   SCHEDULE 3

                             OTHER PRESERVED CLAIMS

                                     PART 1

             OTHER PRESERVED CLAIMS OWED BY PARTICIPATING COMPANIES

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
TRADING COMPANIES (MATERIAL)
------------------------------------------------------------------------------------------------
ALBANY PARTNERSHIP LIMITED
------------------------------------------------------------------------------------------------
GPT SPECIAL PROJECT MANAGEMENT
LIMITED
------------------------------------------------------------------------------------------------
MARCONI BONDING LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INVESTMENTS LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED                                                      2,659,104.80
(IRELAND)

                                                                         Trading balance
                                                                         transferred to Corp on
                                                                         disposal of Mobile
                                                                         business
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(UK)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
NETWORKS LIMITED (IRELAND)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
OVERSEAS SERVICES LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SOUTH
AFRICA PTY LIMITED
------------------------------------------------------------------------------------------------
MARCONI OPTICAL COMPONENTS
LIMITED
------------------------------------------------------------------------------------------------
MARCONI CORPORATION PLC                           Balance owed to plc
                                                  by Corp of L
                                                  195k arising from
                                                  disposal of Mobile
                                                  business. Plc has no
                                                  record of debt and as
                                                  such it is being
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                      OWED TO PLC            OWED TO CORP
------------------------------------------------------------------------------------------------
                                                  written back to
                                                  capital projects in
                                                  March 2003
------------------------------------------------------------------------------------------------
                                                                         EXCHANGE AGREEMENT -
MARCONI PLC                                                              PURCHASE OF SHARES IN
                                                                         SYSTEMS MANAGEMENT
                                                                         SPECIALISTS, INC. in
                                                                         exchange for shares in
                                                                         Marconi plc (22nd May,
                                                                         2000) with a follow-up
                                                                         share sale agreement
                                                                         from plc to Corp

                                                                         Outstanding liabilities
                                                                         as follows: minimal
                                                                         capacity, trading and
                                                                         regulatory warranties;
                                                                         certain covenants; and
                                                                         indemnity given to
                                                                         Miguel Winder for any
                                                                         losses, damages, costs
                                                                         etc incurred in
                                                                         connection with the
                                                                         breach of any
                                                                         representation,
                                                                         warranty or covenant.

                                                                         Following on from the
                                                                         first share sale
                                                                         agreement, plc entered
                                                                         into an agreement for
                                                                         the sale and purchase
                                                                         of shares in Systems
                                                                         Management Specialists,
                                                                         Inc. with Corp under
                                                                         which the obligations
                                                                         under the original
                                                                         agreement were mirrored
                                                                         between purchaser and
                                                                         seller in the
                                                                         intra-group sale
                                                                         agreement. (18th July,
                                                                         2000).

                                                                         SHARE SALE AND PURCHASE
                                                                         AGREEMENT RELATING TO
                                                                         THE ACQUISITION OF
                                                                         ALBANY PARTNERSHIP
                                                                         LIMITED from AJC
                                                                         Elliman, Andrew Jones
                                                                         and Dolphin Head Group
                                                                         Holdings Plc to Plc
                                                                         ("Vendors") (28th July,
                                                                         2000) with a follow-up
                                                                         intra group share sale
                                                                         agreement from Plc to
                                                                         Corp.

                                                                         Liabilities outstanding
                                                                         as follows:
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
                                                                         Plc warrants to the
                                                                         Vendors, their estates
                                                                         and PRs that at the
                                                                         date of the Agreement:
                                                                         it is a corporation
                                                                         duly incorporated and
                                                                         validly existing under
                                                                         the laws of England and
                                                                         Wales; it has the
                                                                         corporate power to
                                                                         perform all its
                                                                         obligations under and
                                                                         as envisaged by the
                                                                         Agreement; the
                                                                         execution or
                                                                         performance of the
                                                                         Agreement by Plc does
                                                                         not contravene any
                                                                         provision of its
                                                                         memorandum or articles
                                                                         of association or any
                                                                         agreement created by
                                                                         Plc or any law; and Plc
                                                                         has full power and has
                                                                         procured all corporate
                                                                         consents for the
                                                                         execution and
                                                                         performance by it of
                                                                         the Agreement, which
                                                                         has been executed in
                                                                         compliance with its
                                                                         constitutional
                                                                         documents and
                                                                         applicable law. Under a
                                                                         related Tax Deed dated
                                                                         28th July, 2000, Plc
                                                                         covenants to pay on
                                                                         demand to the Vendors,
                                                                         their estates and PRs
                                                                         an amount equal to the
                                                                         amount of any liability
                                                                         of the Vendors or any
                                                                         Company prior to
                                                                         Completion: pursuant to
                                                                         section 767A, 767AA and
                                                                         767B Taxes Act by
                                                                         reason of the failure
                                                                         of the Company to
                                                                         disclose a liability to
                                                                         corporation tax; and
                                                                         which results from the
                                                                         Vendors or such other
                                                                         company being treated
                                                                         as a member of the same
                                                                         group as a Company for
                                                                         VAT purposes during any
                                                                         prescribed accounting
                                                                         period which was
                                                                         current at Completion.
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
                                                                         Under a Share Sale
                                                                         Agreement (undated) Plc
                                                                         sold its shares in
                                                                         Albany Partnership
                                                                         Limited to Corp and the
                                                                         various obligations
                                                                         contained in the
                                                                         original sale agreement
                                                                         were mirrored between
                                                                         purchaser and seller in
                                                                         the intra-group sale
                                                                         agreement.

                                                                         ACQUISITION OF MARIPOSA
                                                                         TECHNOLOGY, INC BY WAY
                                                                         OF MERGER WITH MARCONI
                                                                         ACQ. (20th September,
                                                                         2000)

                                                                         It appears the
                                                                         liabilities under this
                                                                         acquisition were
                                                                         assigned to Corp from
                                                                         PLC on 18th October,
                                                                         2000 pursuant to an
                                                                         Assignment Agreement,
                                                                         but under the
                                                                         assignment clause, Plc
                                                                         still remains liable.

                                                                         Liabilities outstanding
                                                                         as follows:

                                                                         1. indemnity to selling
                                                                         stockholders for costs,
                                                                         losses, damages etc
                                                                         arising in respect of
                                                                         breaches of
                                                                         representations or
                                                                         warranties in the
                                                                         merger agreement/other
                                                                         documents;

                                                                         2. limited warranties
                                                                         given (along with
                                                                         Marconi Acquisition
                                                                         Sub) re organisation,
                                                                         consents and approvals,
                                                                         capitalisation and
                                                                         various
                                                                         mechanical/admin steps;
                                                                         and

                                                                         3. bonus payments under
                                                                         two employment
                                                                         contracts plus
                                                                         indemnity for income
                                                                         tax assessed on these
                                                                         employees in respect of
                                                                         certain employee share
                                                                         options.
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
MARCONI SOFTWARE SOLUTIONS LIMITED
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL LIMITED
------------------------------------------------------------------------------------------------
RONALDI LTD
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SA (FRANCE)
------------------------------------------------------------------------------------------------
MNI TECNOLOGIASE e SISTEMAS de COMMUNICACAO SA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS B.V. (NETHERLANDS)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GmbH                                                           255,529.70
(GERMANY)

                                                                         Trading balance
                                                                         transferred to Corp on
                                                                         disposal of Mobile
                                                                         business
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS REAL
ESTATE GmbH
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS GmbH & CO KG
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS VER. GmbH
------------------------------------------------------------------------------------------------
BEIJING MARCONI COMMUNICATIONS
TECHNOLOGY CO LTD
------------------------------------------------------------------------------------------------
GEC (HONG KONG) LIMITED
------------------------------------------------------------------------------------------------
MARCONI AUSTRALIA PTY LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS ASIA
LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SOUTH
EAST ASIA PTE LTD
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
THE GENERAL ELECTRIC COMPANY
OF SINGAPORE PRIVATE LIMITED
(NOW KNOWN AS MARCONI
SINGAPORE PTE LTD)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONSSpA
------------------------------------------------------------------------------------------------
MARCONI IBERIA SA
------------------------------------------------------------------------------------------------
MARCONI MOBILE ACCESS SpA
------------------------------------------------------------------------------------------------
MARCONI SUD SpA                                                                         6,518.06

                                                                         Amount owed as part of
                                                                         Jabil outsourcing
                                                                         transaction

                                                                                   17,846,339.36

                                                                         Balance due to corp by
                                                                         Marconi Sud as per debt
                                                                         agreement 31st July
                                                                         2002. (Project Saturn)
------------------------------------------------------------------------------------------------
MARCONI INTERNATIONAL
SpA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS de
MEXICO SA de CV
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TELEMULTI LIMITADA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS DO
BRASIL LTDA
------------------------------------------------------------------------------------------------
FORE SYSTEMS LIMITADA
------------------------------------------------------------------------------------------------
MARCONI COLUMBIA SA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
ARGENTINA SA
------------------------------------------------------------------------------------------------
MARCONI VENEZUELA CA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
NETWORKS CORP
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TECHNOLOGY INC
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
INC
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS FEDERAL
INC
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS INC
------------------------------------------------------------------------------------------------
MARCONI INC
------------------------------------------------------------------------------------------------
MARCONI SOFTWARE INTERNATIONAL
INC
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (US) INC
------------------------------------------------------------------------------------------------
SYSTEMS MANAGEMENT SPECIALISTS
INC
------------------------------------------------------------------------------------------------
MARCONI MIDDLE EAST (SAUDI
ARABIA)
------------------------------------------------------------------------------------------------
MARCONI MIDDLE EAST LLC (DUBAI)
------------------------------------------------------------------------------------------------
MARCONI APPLIED TECNOLOGIES SA
------------------------------------------------------------------------------------------------
SNC COMPOSANTS & CIE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
NON-TRADING SUBSIDIARIES
------------------------------------------------------------------------------------------------
MARCONI PROPERTY LTD
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES LIMITED
------------------------------------------------------------------------------------------------
BRUTON STREET INVESTMENTS
LIMITED
------------------------------------------------------------------------------------------------
EA CONTINENTAL LIMITED
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
ELLIOTT-AUTOMATION HOLDINGS
LIMITED
------------------------------------------------------------------------------------------------
THE ENGLISH ELECTRIC COMPANY,
LIMITED
------------------------------------------------------------------------------------------------
MARCONI (BRUTON STREET) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (HOLDINGS) LIMITED
------------------------------------------------------------------------------------------------
MARCONI AEROSPACE UNLIMITED
------------------------------------------------------------------------------------------------
MARCONI CAPITAL LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AFRICA
(PTY) LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS LIMITED
------------------------------------------------------------------------------------------------
MARCONI (DGP1) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (DGP2) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (ELLIOTT AUTOMATION)
LIMITED
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS INTERNATIONAL
HOLDINGS LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GmBH
(SWITZERLAND)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS GmBH (GERMANY)
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES LTD (NOW KNOWN AS
MARCONI AUSTRALIA HOLDINGS PTY
LIMITED)
------------------------------------------------------------------------------------------------
MARCONI HOLDINGS SpA
------------------------------------------------------------------------------------------------
RELTEC MEXICO SA de CV (NOW
KNOWN AS MARCONI
COMMUNICATIONS, S.A. de C.V.)
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(CANADA)
------------------------------------------------------------------------------------------------
FS FINANCE CORP                                                          $1 billion obligation
                                                                         of FS corp to pay
                                                                         Marconi Corporation plc
                                                                         under the "repo
                                                                         finance" clause, used
                                                                         to purchase Fore
                                                                         Systems in 1999.
------------------------------------------------------------------------------------------------
FS HOLDING CORP
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS NORTH
AMERICA INC.
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
HOLDINGS INC.
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS INC.
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL INC.
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(BERMUDA)
------------------------------------------------------------------------------------------------
DORMANT SUBSIDIARIES
------------------------------------------------------------------------------------------------
A.B. DICK HOLDINGS LTD
------------------------------------------------------------------------------------------------
ARROW LTD
------------------------------------------------------------------------------------------------
ASSOCIATED AUTOMATION LTD
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES HOLDINGS LTD
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES (MANCHESTER) LTD
------------------------------------------------------------------------------------------------
CLANVILLE LIMITED
------------------------------------------------------------------------------------------------
COMBINED ELECTRICAL
MANUFACTURERS LTD
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
COPPENHALL NOMINEES LIMITED
------------------------------------------------------------------------------------------------
DAYMO LTD
------------------------------------------------------------------------------------------------
FF CHRESTIAN & CO LTD
------------------------------------------------------------------------------------------------
GPT CONSUMER PRODUCTS LTD
------------------------------------------------------------------------------------------------
GPT PAYPHONE SYSTEMS LTD
------------------------------------------------------------------------------------------------
GPT RELIANCE LTD
------------------------------------------------------------------------------------------------
THE KINGSWAY HOUSING
ASSOCIATION LTD
------------------------------------------------------------------------------------------------
KRAYFORD LTD
------------------------------------------------------------------------------------------------
LARNERWAY LTD
------------------------------------------------------------------------------------------------
LAYANA LIMITED
------------------------------------------------------------------------------------------------
MARCONI CASWELL DEVELOPMENTS
LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
FIBRES LIMITED
------------------------------------------------------------------------------------------------
MARCONI (FIFTEEN) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (FIFTY-NINE) LTD
------------------------------------------------------------------------------------------------
MARCONI (FIFTY-THREE) LTD
------------------------------------------------------------------------------------------------
MARCONI (FORTY-FIVE) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (FORTY-FOUR) LTD
------------------------------------------------------------------------------------------------
MARCONI (FORTY-THREE) LIMITED
------------------------------------------------------------------------------------------------
MARCONI G.M. LIMITED
------------------------------------------------------------------------------------------------
MARCONI MOBILE SYSTEMS LIMITED
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
MARCONI (NINE) LIMITED
------------------------------------------------------------------------------------------------
MARCONI PHOTONICA LIMITED
------------------------------------------------------------------------------------------------
MARCONI (SIXTEEN) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (SIXTY-NINE) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (SIXTY-TWO) LTD
------------------------------------------------------------------------------------------------
MARCONI (THIRTEEN) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (THIRTY-TWO) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (TLC) LTD
------------------------------------------------------------------------------------------------
MARCONI (TWENTY-SEVEN) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (WCGL) UNLIMITED
------------------------------------------------------------------------------------------------
MCMICHAEL LIMITED
------------------------------------------------------------------------------------------------
METROPOLITAN-VICKERS
ELECTRICAL CO LTD
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS GROUP LTD
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS (HOLDINGS) LTD
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS SERVICES LTD
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS (UK) LTD
------------------------------------------------------------------------------------------------
THE M-O VALVE CO LTD
------------------------------------------------------------------------------------------------
MSI CELLULAR INVESMTNETS (ONE)
LTD
------------------------------------------------------------------------------------------------
PALMAZ LTD
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
PHOTONICA LIMITED
------------------------------------------------------------------------------------------------
PHOTONIQA LIMITED
------------------------------------------------------------------------------------------------
PYFORD LIMITED
------------------------------------------------------------------------------------------------
RAINFORD GROUP TRUSTEES LTD
------------------------------------------------------------------------------------------------
RAINFORD RACKS LTD
------------------------------------------------------------------------------------------------
RELTEC (COVENTRY) LTD
------------------------------------------------------------------------------------------------
ROBERT STEPHENSON & HAWTHORNS
LTD
------------------------------------------------------------------------------------------------
THE ROTARY ENGINEERING COMPANY
LIMITED
------------------------------------------------------------------------------------------------
SALPLEX LTD
------------------------------------------------------------------------------------------------
STYLES & MEALING LIMITED
------------------------------------------------------------------------------------------------
TCL PROJECTS LIMITED
------------------------------------------------------------------------------------------------
ZIPBOND LTD
------------------------------------------------------------------------------------------------
THE VULCAN FOUNDRY LTD
------------------------------------------------------------------------------------------------
TRADING SUBSIDIARIES  (OTHERS)
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES INTERNATIONAL
LIMITED
------------------------------------------------------------------------------------------------
FORE SYSTEMS LIMITED
------------------------------------------------------------------------------------------------
GPT MIDDLE EAST LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS (CIS)
LIMITED
------------------------------------------------------------------------------------------------
MARCONI FINANCE PLC
------------------------------------------------------------------------------------------------
MARCONI FLEET MANAGEMENT
LIMITED
------------------------------------------------------------------------------------------------

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
MARCONI INFORMATION SYSTEMS
LIMITED
------------------------------------------------------------------------------------------------
MARCONI (NCP) LIMITED
------------------------------------------------------------------------------------------------
NETSCIENT LIMITED
------------------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES LIMITED
------------------------------------------------------------------------------------------------
TELEPHONE CABLES LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CHINA
LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL HOLDINGS LIMITED
------------------------------------------------------------------------------------------------
BRUTON STREET OVERSEAS
INVESTMENTS LIMITED
------------------------------------------------------------------------------------------------
BRUTON STREET PARTNERSHIP
------------------------------------------------------------------------------------------------
MARCONI INDIA LIMITED
------------------------------------------------------------------------------------------------
MARCONI (THIRTY-ONE) LIMITED
------------------------------------------------------------------------------------------------
HIGHROSE LIMITED
------------------------------------------------------------------------------------------------
ANCRANE LIMITED
------------------------------------------------------------------------------------------------
WOODS OF COLCHESTER HOUSING
SOCIETY LIMITED
------------------------------------------------------------------------------------------------
MARCONI INSURANCE LIMITED
------------------------------------------------------------------------------------------------
TETREL LIMITED
------------------------------------------------------------------------------------------------
RELTEC SERVICES (UK) LIMITED
------------------------------------------------------------------------------------------------
MARCONI ANSTY LIMITED
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
MARCONI NOMINEES LIMITED
------------------------------------------------------------------------------------------------
YESLINK UNLIMITED
------------------------------------------------------------------------------------------------
ELLIOT AUTOMATION CONTINENTAL
SA
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL NOMINEES LIMITED
------------------------------------------------------------------------------------------------
MARCONI DEFENSE OVERSEAS
LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GLOBAL
NETWORKS LIMITED
------------------------------------------------------------------------------------------------
MARCONICOM LIMITED
------------------------------------------------------------------------------------------------
MICRO SCOPE LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL INVESTMENTS
LIMITED
------------------------------------------------------------------------------------------------
GPT (NEDERLAND) BV
------------------------------------------------------------------------------------------------
GEC OF PAKISTAN LIMITED
------------------------------------------------------------------------------------------------
GEC ZAMBIA LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AB
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS BVBA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SARL
------------------------------------------------------------------------------------------------
MARCONI CHANNEL MARKETS GMBH
------------------------------------------------------------------------------------------------
AEI FURNACES PTY LTD
------------------------------------------------------------------------------------------------
HARMAN INFORMATION TECHNOLOGY
PTY LTD
------------------------------------------------------------------------------------------------
MARCONI NEW ZEALAND LIMITED
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                     OWED TO PLC               OWED TO CORP
------------------------------------------------------------------------------------------------
MARCONI TELECOMMUNICATIONS
INDIA PRIVATE LTD
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (AUSTRALIA) PTY
LTD
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (HONG KONG)
LIMITED
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (INDIA) PRIVATE
LIMITED
------------------------------------------------------------------------------------------------
MARCONI ACQUISITION CORP
------------------------------------------------------------------------------------------------
MARCONI FINANCE INC.
------------------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES INC.
------------------------------------------------------------------------------------------------
APT NEDERLANDS BV
------------------------------------------------------------------------------------------------
APT TELECOMMUNICIONES SL
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL AB
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL BRASIL LTDA
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (FRANCE) SA
------------------------------------------------------------------------------------------------
MARCONI PROJECTS HONG KONG LTD
------------------------------------------------------------------------------------------------

                                     PART 2

                   OTHER PRESERVED CLAIMS OWED BY CORP AND PLC

                                OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                               OWED BY PLC               OWED BY CORP
------------------------------------------------------------------------------------------------
TRADING COMPANIES
(MATERIAL)
------------------------------------------------------------------------------------------------
ALBANY PARTNERSHIP LIMITED
------------------------------------------------------------------------------------------------
GPT SPECIAL PROJECT MANAGEMENT                                    TRADING BALANCE TRANSFERRED
LIMITED                                                           TO CORP ON DISPOSAL OF
                                                                  MOBILE BUSINESS - L84,495.04
------------------------------------------------------------------------------------------------
MARCONI BONDING LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INVESTMENTS LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(IRELAND)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED                                    Trading balance transferred
(UK)                                                              to Corp on disposal of
                                                                  Mobile business

                                                                                  L1,383,897.73
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
NETWORKS LIMITED (IRELAND)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OVERSEAS
SERVICES LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SOUTH
AFRICA PTY LIMITED
------------------------------------------------------------------------------------------------
MARCONI OPTICAL COMPONENTS
LIMITED
------------------------------------------------------------------------------------------------
MARCONI CORPORATION PLC                    EXCHANGE AGREEMENT -
                                           PURCHASE OF SHARES IN
                                           SYSTEMS MANAGEMENT
                                           SPECIALISTS, INC. in
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                         OWED BY PLC                        OWED BY CORP
------------------------------------------------------------------------------------------------
                                  exchange for shares in
                                  Marconi plc (22nd May, 2000)
                                  with a follow-up share sale
                                  agreement from plc to Corp
------------------------------------------------------------------------------------------------
                                  Outstanding liabilities as
                                  follows:

                                  1.       minimal capacity,
                                  trading and regulatory
                                  warranties;

                                  2.       certain covenants;
                                  and

                                  3.       indemnity given to
                                  Miguel Winder for any
                                  losses, damages, costs etc
                                  incurred in connection with
                                  the breach of any
                                  representation, warranty or
                                  covenant.

                                  Following on from the first
                                  share sale agreement, plc
                                  entered into an agreement for
                                  the sale and purchase of
                                  shares in Systems Management
                                  Specialists, Inc. with Corp
                                  under which the obligations
                                  under the original agreement
                                  were mirrored between
                                  purchaser and seller in the
                                  intra-group sale agreement.
                                  (18th July, 2000).

                                  SHARE SALE AND PURCHASE
                                  AGREEMENT RELATING TO THE
                                  ACQUISITION OF ALBANY
                                  PARTNERSHIP LIMITED from AJC
                                  Elliman, Andrew Jones and
                                  Dolphin Head Group Holdings
                                  Plc to Plc ("Vendors") (28th
                                  July, 2000) with a follow-up
                                  intra group share sale
                                  agreement from Plc to Corp.

                                  Liabilities outstanding as
                                  follows:

                                  1. Plc warrants to the
                                  Vendors, their estates and PRs
                                  that at the date of the
                                  Agreement:
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                         OWED BY PLC                        OWED BY CORP
------------------------------------------------------------------------------------------------
                                  (a)      it is a corporation
                                  duly incorporated and validly
                                  existing under the laws of
                                  England and Wales;

                                  (b)      it has the corporate
                                  power to perform all its
                                  obligations under and as
                                  envisaged by the Agreement;

                                  (c)      the execution or
                                  performance of the Agreement
                                  by Plc does not contravene
                                  any provision of its
                                  memorandum or articles of
                                  association or any agreement
                                  created by Plc or any law;
                                  and

                                  (d)      Plc has full power
                                  and has procured all corporate
                                  consents for the execution and
                                  performance by it of the
                                  Agreement, which has been
                                  executed in compliance with
                                  its constitutional documents
                                  and applicable law. Under a
                                  related Tax Deed dated 28th
                                  July, 2000, Plc covenants to
                                  pay on demand to the Vendors,
                                  their estates and PRs an
                                  amount equal to the amount of
                                  any liability of the Vendors
                                  or any Company prior to
                                  Completion:

                                  (a)      pursuant to section
                                  767A, 767AA and 767B Taxes Act
                                  by reason of the failure of
                                  the Company to disclose a
                                  liability to corporation tax;
                                  and

                                  (b)      which results from
                                  the Vendors or such other
                                  company being treated as a
                                  member of the same group as a
                                  Company for VAT purposes
                                  during any prescribed
                                  accounting period which was
                                  current at Completion.

                                  Under a Share Sale
-----------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                         OWED BY PLC                        OWED BY CORP
------------------------------------------------------------------------------------------------
                                  Agreement (undated) Plc sold
                                  its shares in Albany
                                  Partnership Limited to Corp
                                  and the various obligations
                                  contained in the original sale
                                  agreement were mirrored
                                  between purchaser and seller
                                  in the intra-group sale
                                  agreement.

                                  ACQUISITION OF MARIPOSA
                                  TECHNOLOGY, INC BY WAY OF
                                  MERGER WITH MARCONI ACQ. (20th
                                  September, 2000) It appears
                                  the liabilities under this
                                  acquisition were assigned to
                                  Corp from PLC on 18th October,
                                  2000 pursuant to an Assignment
                                  Agreement, but under the
                                  assignment clause, Plc still
                                  remains liable.

                                  Liabilities outstanding as
                                  follows:

                                  1.       indemnity to selling
                                  stockholders for costs,
                                  losses, damages etc arising in
                                  respect of breaches of
                                  representations or warranties
                                  in the merger agreement/other
                                  documents;

                                  2.       limited warranties
                                  given (along with Marconi
                                  Acquisition Sub) re
                                  organisation, consents and
                                  approvals, capitalisation and
                                  various mechanical/admin
                                  steps; and

                                  3.       bonus payments under
                                  two employment contracts plus
                                  indemnity for income tax
                                  assessed on these employees in
                                  respect of certain employee
                                  share options.
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                         OWED BY PLC                       OWED BY CORP
------------------------------------------------------------------------------------------------
MARCONI PLC                                                       Balance owed to plc by Corp of
                                                                  L195k arising from disposal of
                                                                  Mobile business. Plc has no
                                                                  record of debt and as such it
                                                                  is being written back to
                                                                  capital projects in March 2003
------------------------------------------------------------------------------------------------
MARCONI SOFTWARE SOLUTIONS
LIMITED
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE                                                 TRADING BALANCE TRANSFERRED TO
INTERNATIONAL LIMITED                                             CORP ON DISPOSAL OF MOBILE
                                                                  BUSINESS

                                                                                     L275,201.27
------------------------------------------------------------------------------------------------
RONALDI LTD
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SA
(FRANCE)
------------------------------------------------------------------------------------------------
MNI TECNOLOGIASE E SISTEMAS DE
COMMUNICACAO SA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS B.V.
(NETHERLANDS)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GMBH
(GERMANY)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS REAL
ESTATE GMBH
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS GMBH & CO KG
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS VER. GMBH
------------------------------------------------------------------------------------------------
BEIJING MARCONI COMMUNICATIONS
TECHNOLOGY CO LTD
------------------------------------------------------------------------------------------------
GEC (HONG KONG) LIMITED
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                         OWED BY PLC                     OWED BY CORP
------------------------------------------------------------------------------------------------
MARCONI AUSTRALIA PTY LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS ASIA
LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SOUTH                                      SGD 6,292.37 (EQUIVALENT TO
EAST ASIA PTE LTD                                                 GBP 2,253.39 AS AT 31.12.02)

                                                                  (balance transferred from
                                                                  Marconi Mobile as a result
                                                                  of the Strategic Comms
                                                                  disposal on 2nd Aug 02)
------------------------------------------------------------------------------------------------
THE GENERAL ELECTRIC COMPANY                                      SGD 491,596.93 (EQUIVALENT
OF SINGAPORE PRIVATE LIMITED                                      TO GBP 176,048.18 AS AT
(NOW KNOWN AS MARCONI                                             31/12/02)
SINGAPORE PTE LTD)
                                                                  MYR 118,283.80 (EQUIVALENT
                                                                  TO GBP 19,335.00 AS AT
                                                                  31/12/02)

                                                                  (balance transferred from
                                                                  Marconi Mobile as a result
                                                                  of the Strategic Comms
                                                                  disposal)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONSSPA                                                           1,610,899.96

                                                                  Balance due by corp to
                                                                  Marconi Communications Spa
                                                                  as per debt agreement 31st
                                                                  July 2002.(Project Saturn)
------------------------------------------------------------------------------------------------
MARCONI IBERIA SA
------------------------------------------------------------------------------------------------
MARCONI MOBILE ACCESS SPA
------------------------------------------------------------------------------------------------
MARCONI SUD SPA                                                                     1,592,156.72

                                                                  fsAmount paid by Jabil
                                                                  Scotland to Corp but due
                                                                  to Marconi Sud Spa on 24th h
                                                                  December 2001 as Final
                                                                  Adjustment.
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                         OWED BY PLC                                OWED BY CORP
------------------------------------------------------------------------------------------------
MARCONI INTERNATIONAL SPA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS DE
MEXICO SA DE CV
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TELEMULTI LIMITADA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS DO
BRASIL LTDA
------------------------------------------------------------------------------------------------
FORE SYSTEMS LIMITADA
------------------------------------------------------------------------------------------------
MARCONI COLUMBIA SA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
ARGENTINA SA
------------------------------------------------------------------------------------------------
MARCONI VENEZUELA CA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
NETWORKS CORP
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS                                                              2,612,607.34
TECHNOLOGY INC
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
INC
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS FEDERAL
INC
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS INC                                                          4,710,771.52
------------------------------------------------------------------------------------------------
MARCONI INC
------------------------------------------------------------------------------------------------
MARCONI SOFTWARE INTERNATIONAL
INC
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (US) INC
------------------------------------------------------------------------------------------------
SYSTEMS MANAGEMENT SPECIALISTS
INC
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                         OWED BY PLC                                OWED BY CORP
------------------------------------------------------------------------------------------------
MARCONI MIDDLE EAST (SAUDI
ARABIA)
------------------------------------------------------------------------------------------------
MARCONI MIDDLE EAST LLC (DUBAI)
------------------------------------------------------------------------------------------------
MARCONI APPLIED TECNOLOGIES SA
------------------------------------------------------------------------------------------------
SNC COMPOSANTS & CIE
------------------------------------------------------------------------------------------------
NON-TRADING SUBSIDIARIES
------------------------------------------------------------------------------------------------
MARCONI PROPERTY LTD
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES LIMITED
------------------------------------------------------------------------------------------------
BRUTON STREET INVESTMENTS
LIMITED
------------------------------------------------------------------------------------------------
EA CONTINENTAL LIMITED
------------------------------------------------------------------------------------------------
ELLIOTT-AUTOMATION HOLDINGS
LIMITED
------------------------------------------------------------------------------------------------
THE ENGLISH ELECTRIC COMPANY,
LIMITED
------------------------------------------------------------------------------------------------
MARCONI (BRUTON STREET) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (HOLDINGS) LIMITED
------------------------------------------------------------------------------------------------
MARCONI AEROSPACE UNLIMITED
------------------------------------------------------------------------------------------------
MARCONI CAPITAL LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AFRICA
(PTY) LIMITED
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                         OWED BY PLC                      OWED BY CORP
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS LIMITED
------------------------------------------------------------------------------------------------
MARCONI (DGP1) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (DGP2) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (ELLIOTT AUTOMATION)
LIMITED
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS INTERNATIONAL
HOLDINGS LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GMBH
(SWITZERLAND)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS GMBH (GERMANY)
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES LTD (NOW KNOWN AS
MARCONI AUSTRALIA HOLDINGS PTY
LIMITED)
------------------------------------------------------------------------------------------------
MARCONI HOLDINGS SPA                                                                  640,519.77

                                                                  Balance due by corp to Marconi
                                                                  Holdings Spa as per debt
                                                                  agreement of 31st July 2002
                                                                  (Project Saturn)
------------------------------------------------------------------------------------------------
RELTEC MEXICO SA DE CV (NOW
KNOWN AS MARCONI
COMMUNICATIONS, S.A. DE C.V.)
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(CANADA)
------------------------------------------------------------------------------------------------
FS FINANCE CORP
------------------------------------------------------------------------------------------------
FS HOLDING CORP
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS NORTH
AMERICA INC.
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                         OWED BY PLC                      OWED BY CORP
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
HOLDINGS INC.
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS INC.
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL INC.
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(BERMUDA)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
DORMANT SUBSIDIARIES
------------------------------------------------------------------------------------------------
A.B. DICK HOLDINGS LTD                                            SETTLEMENT AND RELEASE
                                                                  AGREEMENT IN RELATION TO THE
                                                                  DISPOSAL OF THE VIDEOJECT
                                                                  COMPANIES (G.1.35) (Index
                                                                  ref: G.1.114)

                                                                  The definition of Marconi in
                                                                  this Agreement includes
                                                                  Corp, A. B. Dick Holdings
                                                                  Limited and Marconi, Inc.

                                                                  Marconi is solely responsible
                                                                  for the payment to any taxing
                                                                  authority of the amount of UK
                                                                  Value Added Taxes owed by the
                                                                  Videojet Companies to Marconi
                                                                  and attributable to the stub
                                                                  period from 1st December, 2001
                                                                  to 5th February, 2002.
------------------------------------------------------------------------------------------------
ARROW LTD
------------------------------------------------------------------------------------------------
ASSOCIATED AUTOMATION LTD
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES HOLDINGS LTD
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                   OWED BY PLC                      OWED BY CORP
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES (MANCHESTER) LTD
------------------------------------------------------------------------------------------------
CLANVILLE LIMITED
------------------------------------------------------------------------------------------------
COMBINED ELECTRICAL
MANUFACTURERS LTD
------------------------------------------------------------------------------------------------
COPPENHALL NOMINEES LIMITED
------------------------------------------------------------------------------------------------
DAYMO LTD
------------------------------------------------------------------------------------------------
FF CHRESTIAN & CO LTD
------------------------------------------------------------------------------------------------
GPT CONSUMER PRODUCTS LTD
------------------------------------------------------------------------------------------------
GPT PAYPHONE SYSTEMS LTD
------------------------------------------------------------------------------------------------
GPT RELIANCE LTD
------------------------------------------------------------------------------------------------
THE KINGSWAY HOUSING
ASSOCIATION LTD
------------------------------------------------------------------------------------------------
KRAYFORD LTD
------------------------------------------------------------------------------------------------
LARNERWAY LTD
------------------------------------------------------------------------------------------------
LAYANA LIMITED
------------------------------------------------------------------------------------------------
MARCONI CASWELL DEVELOPMENTS
LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
FIBRES LIMITED
------------------------------------------------------------------------------------------------
MARCONI (FIFTEEN) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (FIFTY-NINE) LTD
------------------------------------------------------------------------------------------------
MARCONI (FIFTY-THREE) LTD
------------------------------------------------------------------------------------------------
MARCONI (FORTY-FIVE) LIMITED
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                   OWED BY PLC                      OWED BY CORP
------------------------------------------------------------------------------------------------
MARCONI (FORTY-FOUR) LTD
------------------------------------------------------------------------------------------------
MARCONI (FORTY-THREE) LIMITED
------------------------------------------------------------------------------------------------
MARCONI G.M. LIMITED
------------------------------------------------------------------------------------------------
MARCONI MOBILE SYSTEMS LIMITED
------------------------------------------------------------------------------------------------
MARCONI (NINE) LIMITED
------------------------------------------------------------------------------------------------
MARCONI PHOTONICA LIMITED
------------------------------------------------------------------------------------------------
MARCONI (SIXTEEN) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (SIXTY-NINE) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (SIXTY-TWO) LTD
------------------------------------------------------------------------------------------------
MARCONI (THIRTEEN) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (THIRTY-TWO) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (TLC) LTD
------------------------------------------------------------------------------------------------
MARCONI (TWENTY-SEVEN) LIMITED
------------------------------------------------------------------------------------------------
MARCONI (WCGL) UNLIMITED
------------------------------------------------------------------------------------------------
MCMICHAEL LIMITED
------------------------------------------------------------------------------------------------
METROPOLITAN-VICKERS ELECTRICAL CO LTD
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS GROUP LTD
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS (HOLDINGS) LTD
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS SERVICES LTD
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                   OWED BY PLC                      OWED BY CORP
------------------------------------------------------------------------------------------------
MOBILE SYSTEMS (UK) LTD
------------------------------------------------------------------------------------------------
THE M-O VALVE CO LTD
------------------------------------------------------------------------------------------------
MSI CELLULAR INVESMTNETS (ONE) LTD
------------------------------------------------------------------------------------------------
PALMAZ LTD
------------------------------------------------------------------------------------------------
PHOTONICA LIMITED
------------------------------------------------------------------------------------------------
PHOTONIQA LIMITED
------------------------------------------------------------------------------------------------
PYFORD LIMITED
------------------------------------------------------------------------------------------------
RAINFORD GROUP TRUSTEES LTD
------------------------------------------------------------------------------------------------
RAINFORD RACKS LTD
------------------------------------------------------------------------------------------------
RELTEC (COVENTRY) LTD
------------------------------------------------------------------------------------------------
ROBERT STEPHENSON & HAWTHORNS LTD
------------------------------------------------------------------------------------------------
THE ROTARY ENGINEERING COMPANY LIMITED
------------------------------------------------------------------------------------------------
SALPLEX LTD
------------------------------------------------------------------------------------------------
STYLES & MEALING LIMITED
------------------------------------------------------------------------------------------------
TCL PROJECTS LIMITED
------------------------------------------------------------------------------------------------
ZIPBOND LTD
------------------------------------------------------------------------------------------------
THE VULCAN FOUNDRY LTD
------------------------------------------------------------------------------------------------
TRADING SUBSIDIARIES (OTHERS)
------------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL INDUSTRIES
INTERNATIONAL LIMITED
------------------------------------------------------------------------------------------------
FORE SYSTEMS LIMITED
------------------------------------------------------------------------------------------------
GPT MIDDLE EAST LIMITED
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                   OWED BY PLC                      OWED BY CORP
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS (CIS)
LIMITED
------------------------------------------------------------------------------------------------
MARCONI FINANCE PLC
------------------------------------------------------------------------------------------------
MARCONI FLEET MANAGEMENT LIMITED
------------------------------------------------------------------------------------------------
MARCONI INFORMATION SYSTEMS
LIMITED
------------------------------------------------------------------------------------------------
MARCONI (NCP) LIMITED
------------------------------------------------------------------------------------------------
NETSCIENT LIMITED
------------------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES LIMITED
------------------------------------------------------------------------------------------------
TELEPHONE CABLES LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CHINA
LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL HOLDINGS LIMITED
------------------------------------------------------------------------------------------------
BRUTON STREET OVERSEAS
INVESTMENTS LIMITED
------------------------------------------------------------------------------------------------
BRUTON STREET PARTNERSHIP
------------------------------------------------------------------------------------------------
MARCONI INDIA LIMITED
------------------------------------------------------------------------------------------------
MARCONI (THIRTY-ONE) LIMITED
------------------------------------------------------------------------------------------------
HIGHROSE LIMITED
------------------------------------------------------------------------------------------------
ANCRANE LIMITED
------------------------------------------------------------------------------------------------
WOODS OF COLCHESTER HOUSING
SOCIETY LIMITED
------------------------------------------------------------------------------------------------
MARCONI INSURANCE LIMITED
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                   OWED BY PLC                      OWED BY CORP
------------------------------------------------------------------------------------------------
TETREL LIMITED
------------------------------------------------------------------------------------------------
RELTEC SERVICES (UK) LIMITED
------------------------------------------------------------------------------------------------
MARCONI ANSTY LIMITED
------------------------------------------------------------------------------------------------
MARCONI NOMINEES LIMITED
------------------------------------------------------------------------------------------------
YESLINK UNLIMITED
------------------------------------------------------------------------------------------------
ELLIOT AUTOMATION CONTINENTAL SA
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL
NOMINEES LIMITED
------------------------------------------------------------------------------------------------
MARCONI DEFENSE OVERSEAS LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GLOBAL
NETWORKS LIMITED
------------------------------------------------------------------------------------------------
MARCONICOM LIMITED
------------------------------------------------------------------------------------------------
MICRO SCOPE LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL INVESTMENTS
LIMITED
------------------------------------------------------------------------------------------------
GPT (NEDERLAND) BV
------------------------------------------------------------------------------------------------
GEC OF PAKISTAN LIMITED
------------------------------------------------------------------------------------------------
GEC ZAMBIA LIMITED
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AB
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS BVBA
------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SARL
------------------------------------------------------------------------------------------------
MARCONI CHANNEL MARKETS GMBH
------------------------------------------------------------------------------------------------

                               OTHER LIABILITIES

               (Excluding trading and current account liabilities)

------------------------------------------------------------------------------------------------
                                                   OWED BY PLC                      OWED BY CORP
------------------------------------------------------------------------------------------------
AEI FURNACES PTY LTD
------------------------------------------------------------------------------------------------
HARMAN INFORMATION TECHNOLOGY
PTY LTD
------------------------------------------------------------------------------------------------
MARCONI NEW ZEALAND LIMITED
------------------------------------------------------------------------------------------------
MARCONI TELECOMMUNICATIONS
INDIA PRIVATE LTD
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL
(AUSTRALIA) PTY LTD
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL
(HONG KONG) LIMITED
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL
(INDIA) PRIVATE LIMITED
------------------------------------------------------------------------------------------------
MARCONI ACQUISITION CORP
------------------------------------------------------------------------------------------------
MARCONI FINANCE INC.
------------------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES INC.
------------------------------------------------------------------------------------------------
APT NEDERLANDS BV
------------------------------------------------------------------------------------------------
APT TELECOMMUNICIONES SL
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL
AB
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL
BRASIL LTDA
------------------------------------------------------------------------------------------------
METAPATH SOFTWARE INTERNATIONAL
(FRANCE) SA
------------------------------------------------------------------------------------------------
MARCONI PROJECTS HONG KONG LTD
------------------------------------------------------------------------------------------------

                                   SCHEDULE 4

                                ACCESSION LETTER

To: Marconi plc, Marconi Corporation plc and each other party to the Statement and Waiver Agreement referred to below

From:    [NAME OF PARTICIPATING COMPANY] (the ACCEDING COMPANY)]

Dated:

Dear Sirs,

We refer to the Statement and Waiver of Intercompany Balances dated [      ] and
entered into by, inter alios, Marconi plc, Marconi Corporation plc, and each of the Participating Companies (defined therein), (the STATEMENT AND WAIVER AGREEMENT). This is an Accession Letter. Terms defined in the Statement and Waiver Agreement have the same meaning in this Accession Letter.

1.       ACCESSION

         The Acceding Company agrees to accede to the Statement and Waiver Agreement as a [Trading Company/Non-Trading Company/Dormant Company]* and to be bound by the terms of the Statement and Waiver Agreement and undertakes to perform all the obligations expressed in the Statement and Waiver Agreement to be assumed by a [Trading Company/Non-Trading Company/Dormant Company]* and agrees to be bound by all the provisions of the Statement and Waiver Agreement, as if it were an original party to the Statement and Waiver Agreement and that all the obligations assumed by it under the Statement and Waiver Agreement are legal, valid and binding.

2.       STATEMENT OF INTRA-GROUP LOANS

2.1      INTRA-GROUP LOANS OWED BY THE ACCEDING COMPANY

         Corp and plc each confirms, to the best of its knowledge and belief, that the loan balances set out opposite its name in Part 1 of Schedule 2 (Intra-group loans owed by Participating Companies) to the Statement and Waiver Agreement are all of the loans which were owing to it by the Acceding Company as at 31st December, 2002.

2.2      INTRA -GROUP LOANS OWED BY CORP AND PLC

         The Acceding Company confirms, to the best of its knowledge and belief, that the loan balances set out opposite its name in Part 2 of Schedule 2 (Intra-group loans owed by Corp and plc) to the Statement and Waiver Agreement are all of the loans which were owing to it by Corp or plc as at 31st December, 2002.

------------------------
* Delete as applicable

3.       ACKNOWLEDGEMENT OF LIABILITIES

3.1      ACKNOWLEDGEMENT BY CORP AND PLC

         Each of Corp and plc acknowledges and confirms its liability in respect of:

(a) the loan balances set out in Part 2 of Schedule 2 (Intra-group loans owed by Corp and plc) to the Statement and Waiver Agreement and expressed to be owing by it;

(b) the trading and current account liabilities expressed to be owing by it to the Acceding Company in the management accounts upon which the audited consolidated financial accounts of plc as at [31st March, 2002] [in relation to each Trading and each Non-Trading Company] / 30th September, 2002] [in relation to each Dormant Company] have been prepared, to the extent such trading and current account liabilities remain outstanding;

(c) any counter indemnity or equivalent reimbursement obligation (which is written or is implied by law) of Corp and/or plc to the Acceding Company under any non-financial guarantee or indemnity (which is contractual or implied by law) and which is given by such Acceding Company and is: (A) in favour of any person which is not a member of the Marconi Group; (B) in respect of any contractual or implied by law obligations of Corp and/or plc and (C) set out in Part 2 of Schedule 5 (non-financial guarantees and indemnities given by Participating Companies) to the Statement and Waiver Agreement; and

(d) the other preserved Claims set out in Part 2 of Schedule 3 (Other preserved Claims owed by Corp and plc) to the Statement and Waiver Agreement expressed to be owing by it.

3.2      ACKNOWLEDGEMENT BY ACCEDING COMPANY

         The Acceding Company acknowledges and confirms its liability in respect of:

(a) the loan balances set out in Part 1 of Schedule 2 (Intra-group loans owed by the Participating Companies) to the Statement and Waiver Agreement and expressed to be owing by it;

(b) the trading and current account liabilities and expressed to be owing by it to plc and/or Corp in the management accounts upon which the audited consolidated financial accounts of plc as at [31st March, 2002] [in relation to each Trading and each Non-Trading Company] / 30th September, 2002] [in relation to each Dormant Company] have been prepared, to the extent such trading and current account liabilities remain outstanding;

(c) any counter indemnity or equivalent reimbursement obligation (which is written or is implied by law) of the Acceding Company to Corp and/or plc under any non-financial guarantee or indemnity (which is contractual or implied by law) and which is given by Corp and/or plc and is: (A) in favour of any person which is not a member of the Marconi Group; (B) in respect of any contractual or implied by law obligations of that Acceding Company and (C) set out in Part 1 of
         Schedule 5 (non-financial guarantees and indemnities given by Corp or plc) to the Statement and Waiver Agreement; and

(d) the other preserved Claims set out in Part 1 of Schedule 3 (Other preserved Claims owed by Participating Companies) to the Statement and Waiver Agreement expressed to be owing by it.

4.       GENERAL

         This Accession Letter is governed by English law.

This Accession Letter is entered into by Agreement.

SIGNED by                              )
for [INSERT NAME]                      )
                                       )

Address:
Fax:

SIGNED by                              )
for MARCONI                            )
CORPORATION PLC                        )

SIGNED by                              )
for MARCONI PLC                        )

                                   SCHEDULE 5

                    NON-FINANCIAL GUARANTEES AND INDEMNITIES

                                     PART 1

          NON-FINANCIAL GUARANTEES AND INDEMNITIES GIVEN BY CORP OR PLC

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
TRADING COMPANIES (MATERIAL)
-----------------------------------------------------------------------------------------------
ALBANY PARTNERSHIP LIMITED
-----------------------------------------------------------------------------------------------
GPT SPECIAL PROJECT MANAGEMENT
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI BONDING LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INVESTMENTS LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(IRELAND)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
LIMITED (UK)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
NETWORKS LIMITED (IRELAND)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
OVERSEAS SERVICES LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SOUTH
AFRICA PTY LIMITED
-----------------------------------------------------------------------------------------------
MARCONI OPTICAL COMPONENTS                                        SALE OF MARCONI OPTICAL
LIMITED                                                           BUSINESS TO BOOKHAM
                                                                  TECHNOLOGY PLC (17th
                                                                  December, 2001, supplemental
                                                                  agreement dated 31st January,
                                                                  2002)

                                                                  Corp guaranteed:

                                                                  Marconi Optical's
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                                                  undertaking to purchase a
                                                                  minimum of L30m of components
                                                                  from Bookham over 18 months
                                                                  from February, 2002. Out of
                                                                  the L27 million still
                                                                  outstanding, it is estimated
                                                                  that the business plan can
                                                                  justify only half being
                                                                  purchased in that time frame,
                                                                  with the balance to be paid
                                                                  out to Bookham;

                                                                  all other obligations of
                                                                  Marconi Optical under the
                                                                  Agreement, Transfer of
                                                                  Freehold Property and certain
                                                                  payment obligations under a
                                                                  Supply Agreement.

                                                                  Corp also indemnified Bookham
                                                                  against any costs incurred in
                                                                  ensuring compliance with the
                                                                  above agreements.

                                                                  Marconi Optical gave usual
                                                                  warranties (limited to
                                                                  awareness of Corp).

                                                                  Total liability of Marconi
                                                                  Optical and Corp shall not
                                                                  exceed L12 million, excluding
                                                                  an environmental indemnity
                                                                  claim which (when aggregated
                                                                  with all other claims) shall
                                                                  not exceed L24 million.
                                                                  Maximum liability under
                                                                  environmental remediation
                                                                  works is L500,000, plus
                                                                  effect of pay-out under
                                                                  minimum purchasing
                                                                  undertaking.
-----------------------------------------------------------------------------------------------
MARCONI CORPORATION PLC         SALE OF THE SHARE CAPITAL OF
                                YESLINK INTERCO LTD. AND YESLINK
                                UNLIMITED TO PRUDENTIAL

                                Indemnity by PLC in respect of
                                all costs, expenses and
                                liabilities
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                incurred to the extent that Corp
                                did not meet its obligations
                                under the Trade Mark Assignment.

                                Trade mark indemnity is
                                uncapped.

                                SALE OF MARCONI MEDICAL SYSTEMS
                                HOLDINGS, INC. (3rd July, 2000)

                                According to Marconi, Plc
                                guaranteed the Seller's
                                obligations under this
                                agreement.

                                On 15th July, 2002, Corp,
                                Marconi, Inc. (as successor to
                                Marconi Holding Systems, Inc.)
                                and Philips entered into a Final
                                Settlement Agreement. Under this
                                Agreement, the purchase price
                                was adjusted to US$837 million.
                                The value of the Closing Net
                                Assets was agreed to be US$755
                                million. Marconi paid Philips
                                US$12 million on 19th July, 2002
                                and was released from
                                liabilities in relation to the
                                warranty in respect of the
                                non-US Vendor Debt (Latin
                                American debt) which was
                                rescinded and in relation to the
                                indemnity for breach of
                                representation. US$8 million of
                                this was in full satisfaction of
                                Marconi's payment obligations
                                under the Stock Purchase
                                Agreement. The tax indemnity
                                under the Stock Purchase
                                Agreement remains in effect,
                                including in respect of the tax
                                liabilities that could have been
                                included in determining the
                                Closing Net Assets.
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                Following the Final Settlement
                                Agreement, estimated liability
                                is US$15.3 million (being
                                approx. L10 million).

                                DISPOSAL OF MARCONI DATA SYSTEMS
                                INC, MARCONI DATA SYSTEMS
                                LIMITED, MARCONI DATA SYSTEMS
                                EUROPE B.V. AND MARCONI DATA
                                SYSTEMS B.V. (10th January,
                                2002)

                                Sellers were Marconi Systems
                                Holdings, Inc. (now Marconi,
                                Inc.) and A.B. Dick Holdings.
                                Corp was a joint-Seller.

                                Plc guaranteed all the
                                obligations of the Sellers and
                                warranted its status, authority
                                and non-violation of any
                                obligation in providing the
                                guarantee. Note that the Sellers
                                have given extensive warranties
                                (on an indemnified basis), which
                                are all still in force:

                                1. usual warranties on an
                                indemnified basis;

                                2. tax warranties;

                                3. environmental warranties; and

                                4. incorporation, authority,
                                shares and capital stock
                                warranties.

                                Total not to exceed US$100
                                million (US$100 million is 25%
                                of purchase price).
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                SALE OF MARCONI COMMERCE
                                SYSTEMS, INC. AND MARCONI
                                COMMERCE SYSTEMS LIMITED (20th
                                December, 2001)

                                Plc guaranteed the obligations
                                of the sellers. Corp is a Joint
                                seller with Marconi Systems
                                Holdings, Inc. (now Marconi,
                                Inc.) (the "SELLERS").

                                Capped at 25% of the Adjusted
                                Purchase Price (25% is approx.
                                US$81.25 million).
-----------------------------------------------------------------------------------------------
MARCONI PLC
-----------------------------------------------------------------------------------------------
MARCONI SOFTWARE SOLUTIONS      THE EASAMS AGREEMENT UNDER THE
LIMITED                         DISPOSAL OF MES BUSINESS TO
                                BRITISH AEROSPACE PLC ("BAE").
                                (1st November, 1999)

                                PLC guarantees various
                                obligations.
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE               AGREEMENT AND PLAN OF MERGER
INTERNATIONAL LIMITED           BETWEEN MARCONI AND METAPATH
                                (17th April, 2000)

                                Indemnity given to
                                officers/directors/employees as
                                at time of merger for
                                acts/omissions by them occurring
                                at or prior to date of merger.
-----------------------------------------------------------------------------------------------
RONALDI LTD
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SA
(FRANCE)
-----------------------------------------------------------------------------------------------
MNI TECNOLOGIASE E SISTEMAS DE
COMMUNICACAO SA
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS B.V.
(NETHERLANDS)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GMBH     Corp and Marconi Communications   Corp and Marconi
(GERMANY)                       as joint and several guarantors   Communications Ltd as joint
                                of MC GmbH jointly and severally  and several guarantors of MC with Marconi Communications Real  GmbH jointly and severally
                                Estate GmbH under the purchase    with Marconi Communications
                                of the P1 Business from Robert    Real Estate GmbH under the
                                Bosch GmbH ("RB GMBH") and Bosch  purchase of the P1 Business
                                Telecom GmbH ("BT GMBH")dated     from Robert Bosch GmbH ("RB
                                14th November, 1999.              GmbH") and Bosch Telecom GmbH
                                                                  ("BT GmbH") dated 14th
                                                                  November, 1999.

                                Each Guarantor undertook to       Each Guarantor undertook to
                                perform jointly and severally     perform jointly and severally
                                with the Purchaser all            with the Purchaser all
                                obligations of the Purchaser      obligations of the Purchaser
                                under the agreement. Corp agreed  under the agreement. Corp to procure that the new ultimate  agreed to procure that the
                                parent of the Marconi Group       new ultimate parent of the
                                under the 1999 Scheme of          Marconi Group under the 1999
                                Arrangement [PLC] would become    Scheme of Arrangement [PLC]
                                an additional Guarantor as soon   would become an additional
                                as practicable after signing.     Guarantor as soon as
                                                                  practicable after signing
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS REAL     PURCHASE OF P1 BUSINESS (24th     PURCHASE OF P1 BUSINESS (24th
ESTATE GMBH                     November, 1999) Corp, PLC and     November, 1999) Corp, PLC and
                                Marconi Communications Limited    Marconi Communications
                                are guarantors of the             Limited are guarantors of the
                                obligations of Marconi            obligations of Marconi
                                Communications GmbH and Marconi   Communications GmbH and
                                Communications Real Estate GmbH.  Marconi Communications Real
                                                                  Estate GmbH.

                                Each Guarantor undertook to       Each Guarantor undertook to
                                perform jointly and severally     perform jointly and severally
                                with the Purchaser all            with the Purchaser all
                                obligations of the Purchaser      obligations of the Purchaser
                                under the agreement. Corp agreed  under the agreement. Corp to procure that the new ultimate  agreed to procure that the
                                parent of the Marconi Group       new ultimate parent of the
                                under the 1999 Scheme of          Marconi Group under the 1999
                                Arrangement would become          Scheme of Arrangement would
                                                                  become
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                an additional Guarantor as soon   an additional Guarantor as
                                as practicable after signing      soon as practicable after
                                [i.e. PLC].                       signing [i.e. PLC].
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS GMBH & CO KG
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS VER. GMBH
-----------------------------------------------------------------------------------------------
BEIJING MARCONI COMMUNICATIONS
TECHNOLOGY CO LTD
-----------------------------------------------------------------------------------------------
GEC (HONG KONG)                                                   Corp guarantees GEC (HK)
LIMITED                                                           Ltd's various obligations to:

                                                                  the HONG KONG GOVERNMENT
                                                                  under a MAINTENANCE CONTRACT
                                                                  FOR THE HONG KONG AIR TRAFFIC
                                                                  CONTROL SYSTEM for damage to
                                                                  premises, 3rd party IPR
                                                                  claims and defects in the
                                                                  Works [+ Corp undertakes not
                                                                  to assign or dispose etc. of
                                                                  any part of its shareholding
                                                                  in GEC (HK) which would
                                                                  affect the beneficial
                                                                  ownership and control of GEC
                                                                  (HK) by Corp or take any
                                                                  action that will result in
                                                                  GEC (HK) being unable to
                                                                  comply with its obligations
                                                                  under the contract];

                                                                  NISHIMATSU CONSTRUCTION CO.
                                                                  AND KUMAGAI GUMI CO, LTD
                                                                  under a SUB-CONTRACT DATED
                                                                  30/06/94 [Corp authorises
                                                                  Standard Chartered Bank Hong
                                                                  Kong to debit from it's a/c
                                                                  all amounts Standard
                                                                  Chartered pays under a
                                                                  HK$32,480,000 performance
                                                                  bond under this
                                                                  sub-contract];
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                                                  NISHIMATSU CONSTRUCTION CO.
                                                                  LTD AND DRAGAGES ET TRAVAUX
                                                                  PUBLICS (H.K.) LTD IN A JOINT
                                                                  VENTURE UNDER A SUB-CONTRACT
                                                                  DATED 21/03/96 FOR THE ROUTE
                                                                  3 COUNTRY PARK SECTION TAI
                                                                  LAM TUNNEL & YUEN LONG
                                                                  APPROACH ROAD [HK$23 million
                                                                  retention but also guarantee
                                                                  contains a clause limiting
                                                                  Corp's maximum liability to
                                                                  the sub-contract sum];
                                                                  Performance Bond issued by
                                                                  Federal Insurance Company for
                                                                  the value : HK$47,479,800.00
                                                                  is due outstanding

                                                                  THE AIRPORT AUTHORITY UNDER A
                                                                  SUB-CONTRACT DATED 31/01/97
                                                                  [+ Corp undertakes not to
                                                                  assign or dispose etc. of any
                                                                  part of its shareholding in
                                                                  GEC (HK) which would affect
                                                                  the beneficial ownership and
                                                                  control of GEC (HK) by Corp
                                                                  or take any action that will
                                                                  result in GEC (HK) being
                                                                  unable to comply with its
                                                                  obligations under the
                                                                  contract]

                                                                  THE MASS TRANSIT RAILWAY
                                                                  CORPORATION UNDER A
                                                                  SUB-CONTRACT DATED 10/11/97:
                                                                  Mass Transit Railway
                                                                  Corporation under a Contract
                                                                  690 for Quarry Bay Congestion
                                                                  Relief Works-Power Supply
                                                                  System. Performance Bond
                                                                  issued by Federal Insurance
                                                                  Co for HK$ 3,782,800.00 was
                                                                  returned for cancellation on
                                                                  13 Feb 03. Parent Company
                                                                  Guarantee also returned
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                                                  MASS TRANSIT RAILWAY
                                                                  CORPORATION UNDER a Contract
                                                                  No. 674 , Tseung Kwan O
                                                                  Extension -Building Services
                                                                  for TKO Station and Tiu Keng
                                                                  Leng Station Performance Bond
                                                                  issued by Federal Insurance
                                                                  Company for the value :
                                                                  HK$19,280,000.00

                                                                  THE DRAGAGES-ZEN PACIFIC
                                                                  JOINT VENTURE UNDER A
                                                                  SUB-CONTRACT DATED 03/08/99
                                                                  for KCRC West Rail DB320

                                                                  HONG KONG GOVERNMENT UNDER
                                                                  TWO CONTRACTS for Lantau
                                                                  Fixed Crossing Contracts for
                                                                  Traffic Control and
                                                                  Surveillance System Contract
                                                                  No. HY/92/24 ( Part N works,
                                                                  & HY/92/24 ( Part X & Y
                                                                  works) Performance Bonds are
                                                                  HK$25,581,080.00 and
                                                                  HK$5,007,605.00 issued by
                                                                  American Home Assurance
                                                                  Company
-----------------------------------------------------------------------------------------------
MARCONI AUSTRALIA PTY LIMITED                                     Corp has issued letters of
                                                                  comfort to MAPL in respect of
                                                                  its business
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
ASIA LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOUTH EAST ASIA PTE LTD
-----------------------------------------------------------------------------------------------
THE GENERAL ELECTRIC COMPANY
OF SINGAPORE PRIVATE LIMITED
(NOW KNOWN AS MARCONI
SINGAPORE PTE LTD)
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONSSPA
-----------------------------------------------------------------------------------------------
MARCONI IBERIA SA
-----------------------------------------------------------------------------------------------
MARCONI MOBILE ACCESS SPA
-----------------------------------------------------------------------------------------------
MARCONI SUD SPA
-----------------------------------------------------------------------------------------------
MARCONI INTERNATIONAL SPA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS DE
MEXICO SA DE CV
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TELEMULTI LIMITADA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS DO
BRASIL LTDA
-----------------------------------------------------------------------------------------------
FORE SYSTEMS LIMITADA
-----------------------------------------------------------------------------------------------
MARCONI COLUMBIA SA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
ARGENTINA SA
-----------------------------------------------------------------------------------------------
MARCONI VENEZUELA CA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
NETWORKS CORP
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TECHNOLOGY INC
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
INC
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS FEDERAL
INC
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS INC                                        Global Procurement Agreement
                                                                  between Marconi
                                                                  Communications Inc. and
                                                                  Bookham Technology Plc.
                                                                  Marconi Corporation plc
                                                                  guarantees Marconi
                                                                  Communications Inc.'s
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                                                  obligations under this
                                                                  Global Procurement Agreement.
                                                                  The Global Procurement
                                                                  Agreement contains no
                                                                  warranties or indemnities,
                                                                  but
                                                                  states that except in
                                                                  relation to PI or death
                                                                  caused by negligence, cap in
                                                                  respect of any Purchase
                                                                  Order is limited to the
                                                                  greater of:
                                                                  (a) L10 million; or
                                                                  (b) the total purchase
                                                                  price paid for all products
                                                                  under this agreement
                                                                  at the date such a claim
                                                                  arises, except maximum
                                                                  liability in no event to

                                                                  exceed the minimum Purchase
                                                                         Commitments (L30
                                                                         million).
-----------------------------------------------------------------------------------------------
MARCONI INC                     DISPOSAL OF MARCONI DATA SYSTEMS  STOCK PURCHASE AGREEMENT
                                INC, MARCONI DATA SYSTEMS         RELATING TO SALE OF
                                LIMITED, MARCONI DATA SYSTEMS     OUTSTANDING SHARES IN A.B.
                                EUROPE B.V. AND MARCONI DATA      DICK COMPANY (19th December,
                                SYSTEMS B.V. (10th January,       1996)
                                2002)
                                                                  Continuing an irrevocable
                                Sellers were Marconi Systems      guarantee given by Corp in
                                Holdings, Inc. (now Marconi,      favour of the Purchaser in
                                Inc.) and A.B. Dick Holdings.     consideration of $10.
                                Corp was a joint-Seller.          Guarantees the Seller's full
                                                                  and prompt performance and
                                Plc guaranteed all the            payment of all obligations of
                                obligations of the Sellers and    Seller under the stock
                                warranted its status, authority   purchase agreement and the
                                and non-violation of any          Assumption Agreement.
                                obligation in providing the       Guarantee only triggered by
                                guarantee. Note that the Sellers  Change of Control (another
                                have given extensive warranties   party acquires more than 50%
                                (on an indemnified basis),        "beneficial ownership" in the
                                                                  Seller's shares - other than
                                                                  Corp) or Seller does not
                                                                  satisfy its obligations under
                                                                  Purchase Agreement and also
                                                                  where Seller declares
                                                                  dividends, or
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                which are all still in force:     makes other
                                                                  distributions/payments to
                                1. usual warranties on an         Corp or any of its
                                indemnified basis;                affiliates. Enforceable
                                                                  against Corp without need for
                                2. tax warranties;                proceedings to have been
                                                                  implemented by Purchaser or
                                3. environmental warranties; and  direct notice of
                                                                  non-performance etc. to Corp.

                                4. incorporation, authority,      SALE OF MARCONI COMMERCE
                                shares and capital stock          SYSTEMS INC. AND MARCONI
                                warranties.                       COMMERCE SYSTEMS LIMITED
                                                                  (20th December, 2001)
                                Total not to exceed US$100
                                million (US$100 million is 25%    Corp and Marconi Systems
                                of purchase price).               Holdings Inc. (now Marconi,
                                                                  Inc.) (the SELLERS) to DH
                                                                  Holdings Corp, Launchchange
                                                                  Limited and DH Holdings (the
                                SALE OF MARCONI COMMERCE SYSTEMS  PURCHASERS)
                                INC. AND MARCONI COMMERCE
                                SYSTEMS LIMITED (20th December,   Capped at 25% of The Adjusted
                                2001)                             Purchase Price (25% is
                                                                  approx. US$81.25 million).

                                                                  ASSET TRANSFER AGREEMENT IN
                                Plc guaranteed the obligations    RESPECT OF THE HEALTHCARE
                                of the Sellers. Corp is a Joint   INFORMATION BUSINESS (BEING
                                seller with Marconi Systems       TRANSFERRED TO HCIS SUB)
                                Holdings, Inc. (now Marconi,      (17th October, 2001)
                                Inc.) (the "SELLERS").
                                                                  Corp, Marconi Systems
                                                                  Holdings, Inc. (now Marconi,
                                Capped at 25% of the Adjusted     Inc.) and Marconi
                                Purchase Price (25% is approx.    Communications Limited
                                US$81.25 million).                (called HCIS Sub) have
                                                                  jointly and severally
                                SALE OF MARCONI MEDICAL SYSTEMS   indemnified Marconi Medical
                                HOLDINGS, INC. (3rd July, 2001)   Systems U.K. Limited (sold to
                                                                  Koninklijke Philips
                                                                  Electronics) in

                                Plc guaranteed the Sellers'
                                obligations under this agreement
                                jointly and severally with
                                Marconi Systems Holdings, Inc
                                (now Marconi, Inc.) (and
                                possibly other subsidiaries).
                                Cap is
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                US$825 million.                   relation to any liability or
                                                                  obligation related to the
                                                                  Healthcare Information
                                                                  business (subject to the
                                                                  Stock Purchase Agreement).

                                                                  No cap.

                                                                  SETTLEMENT AND RELEASE
                                                                  AGREEMENT RELATING TO THE
                                                                  SALE OF MARCONI COMMERCE
                                                                  SYSTEMS LIMITED AND MARCONI
                                                                  COMMERCE SYSTEMS, INC between
                                                                  Launchchange Limited, DH
                                                                  Holdings Corp (together
                                                                  "Danaher"), Corp and Marconi,
                                                                  Inc. (7th August, 2002)

                                                                  Liability is capped at the
                                                                  available Holdback Amount
                                                                  except as provided in the
                                                                  Agreement
-----------------------------------------------------------------------------------------------
MARCONI SOFTWARE
INTERNATIONAL INC
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (US) INC
-----------------------------------------------------------------------------------------------
SYSTEMS MANAGEMENT              EXCHANGE AGREEMENT - PURCHASE OF
SPECIALISTS INC                 SHARES IN SYSTEMS MANAGEMENT
                                SPECIALISTS, INC. IN EXCHANGE
                                FOR SHARES IN MARCONI PLC (22nd
                                May, 2000)

                                Outstanding liabilities as
                                follows:

                                1. minimal capacity, trading and
                                regulatory warranties;

                                2. certain covenants; and

                                3. indemnity given to Miguel
                                Winder for any losses, damages,
                                costs etc
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                incurred in connection with the
                                breach of representation,
                                warranty or covenant.

                                Plc's liability is capped at
                                $12,750,000 but the indemnity
                                will not be triggered unless the
                                aggregate amount of its
                                liability exceeds $300,000 in
                                which case it must indemnify
                                Miguel Winder for any damage in
                                excess of $50,000.

                                Plc will meet its indemnity
                                obligation through the issue of
                                additional common stock, valued
                                in the same manner as the
                                consideration for the Shares was
                                valued.

                                Following on from this, Plc
                                entered into an agreement for
                                the sale and purchase of shares
                                in Systems Management
                                Specialists, Inc. with Corp
                                (18th July, 2000)

-----------------------------------------------------------------------------------------------
MARCONI MIDDLE EAST
(SAUDI ARABIA)
-----------------------------------------------------------------------------------------------
MARCONI MIDDLE EAST LLC
(DUBAI)
-----------------------------------------------------------------------------------------------
MARCONI APPLIED TECNOLOGIES SA
-----------------------------------------------------------------------------------------------
SNC COMPOSANTS & CIE
-----------------------------------------------------------------------------------------------
NON-TRADING SUBSIDIARIES
-----------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES LIMITED
-----------------------------------------------------------------------------------------------
BRUTON STREET INVESTMENTS
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
LIMITED
-----------------------------------------------------------------------------------------------
EA CONTINENTAL LIMITED
-----------------------------------------------------------------------------------------------
ELLIOTT-AUTOMATION HOLDINGS
LIMITED
-----------------------------------------------------------------------------------------------
THE ENGLISH ELECTRIC COMPANY,
LIMITED
-----------------------------------------------------------------------------------------------
                                Guarantee of approx.              Guarantee of approx.
MARCONI (BRUTON STREET)         L353,050,000, re SALE OF          L353,050,000, re SALE
LIMITED                         MARCONI MOBILE HOLDINGS S.P.A BY  OF MARCONI MOBILE HOLDINGS
                                MARCONI (BRUTON STREET) LIMITED   S.P.A BY MARCONI (BRUTON
                                TO FINMECCANICA S.P.A. Currently  STREET) LIMITED TO
                                relates to Plc and Marconi        FINMECCANICA S.P.A. Currently
                                (Bruton Street) Limited,          relates to Plc and Marconi
                                however, relevant to Corp as      (Bruton Street) Limited,
                                part of the proposed              however , relevant to Corp as
                                restructuring. Concurrent with    part of the proposed
                                any Marconi Corporate             restructuring. Concurrent
                                Restructuring, Plc is to procure  with any Marconi Corporate
                                that the ultimate parent of       Restructuring, Plc is to
                                Marconi and the company owing     procure that the ultimate
                                all or substantially all of the   parent of Marconi and the
                                assets of the Marconi Group       company owing all or
                                immediately prior to the date of  substantially all of the
                                completion of the Marconi Group   assets of the Marconi Group
                                Restructuring [i.e. Corp]         immediately prior to the date
                                novates the Marconi Guarantee     of completion of the Marconi
                                under this deal [value: 57.7% of  Group Restructuring [i.e.
                                the Purchase Price (this amounts  Corp] novates the Marconi
                                to approx. L353,050,000,          Guarantee under this deal
                                subject to any completion         [value: 57.7% of the Purchase
                                adjustment)] to Corp [The cap     Price (this amounts to
                                of L353,050,000 excludes          approx. L353,050,000,
                                any matter regarding the Private  subject to any completion
                                Mobile Radio and Public Mobile    adjustment)] to Corp [The cap
                                Radio Business, the demergers of  of L353,050,000
                                Marconi Holdings SpA and Marconi  excludes any matter regarding
                                Communications SpA and the        the Private Mobile Radio and
                                Closing Restructuring and any     Public Mobile Radio Business,
                                matter relating to capacity,      the demergers of Marconi
                                authority and title to the MMH    Holdings SpA and Marconi
                                Shares and the                    Communications SpA and the
                                                                  Closing Restructuring and any
                                                                  matter relating to capacity,
                                                                  authority and title to the
                                                                  MMH Shares and the
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                shares in the MMH Subsidiaries.]  shares in the MMH
                                                                  Subsidiaries.]
-----------------------------------------------------------------------------------------------
MARCONI (HOLDINGS) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI AEROSPACE UNLIMITED
-----------------------------------------------------------------------------------------------
MARCONI CAPITAL LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AFRICA
(PTY) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (DGP1) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (DGP2) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (ELLIOTT AUTOMATION)
LIMITED
-----------------------------------------------------------------------------------------------
MOBILE SYSTEMS INTERNATIONAL
HOLDINGS LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GMBH
(SWITZERLAND)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS GMBH (GERMANY)
-----------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL                                             Marconi Corp. has given to
INDUSTRIES LTD (NOW KNOWN AS                                      Marconi Australia Holdings
MARCONI AUSTRALIA HOLDINGS PTY                                    Pty Ltd ("MAHL") a letter of
LIMITED)                                                          support in respect of an
                                                                  intra-group transaction
                                                                  comprising a loan from MAHL
                                                                  to the Bedell and Cristin
                                                                  Trustees Limited ("Bedell")
                                                                  for GBP 11M, bearing
                                                                  interest. Bedell does not
                                                                  have adequate funds to repay
                                                                  the loan itself.

                                                                  Corp. has issued letters of
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                                                  comfort to MAHL in respect of
                                                                  its business
-----------------------------------------------------------------------------------------------
MARCONI HOLDINGS SPA                                              Guarantee implied under
                                                                  article 2362 of the Italian
                                                                  Civil Code which may arise as
                                                                  a result of the Marconi
                                                                  Corporation plc's sole
                                                                  shareholding in Marconi
                                                                  Finanziaria SpA (now Marconi
                                                                  Holdings SpA) for the period
                                                                  from March 2000 to 29 October
                                                                  2001.
-----------------------------------------------------------------------------------------------
RELTEC MEXICO SA DE CV (NOW
KNOWN AS MARCONI
COMMUNICATIONS, S.A. DE C.V.)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(CANADA)
-----------------------------------------------------------------------------------------------
FS FINANCE CORP
-----------------------------------------------------------------------------------------------
FS HOLDING CORP
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS NORTH
AMERICA INC.
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
HOLDINGS INC.
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS INC.
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL INC.
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(BERMUDA)
-----------------------------------------------------------------------------------------------
DORMANT SUBSIDIARIES
-----------------------------------------------------------------------------------------------
A.B. DICK HOLDINGS LTD          DISPOSAL OF MARCONI DATA SYSTEMS
                                INC, MARCONI DATA SYSTEMS
                                LIMITED, MARCONI DATA SYSTEMS
                                EUROPE B.V. AND MARCONI DATA
                                SYSTEMS B.V. (Index
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
                                ref: G.1.35) (10th January,
                                2002)

                                Plc guaranteed all the
                                obligations of the Sellers and
                                warranted its status, authority
                                and non-violation of any
                                obligation in providing the
                                guarantee. Note that the Sellers
                                have given extensive warranties
                                (on an indemnified basis), which
                                are all still in force

                                Sellers are jointly and
                                severally liable as follows:

                                1. usual warranties on an
                                indemnified basis;

                                2. tax warranties;

                                3. environmental warranties.

                                4. incorporation, authority,
                                shares and capital stock
                                warranties.

                                Other Sellers are Marconi
                                Systems Holdings, Inc. (now
                                Marconi, Inc.) and A.B. Dick
                                Holdings..
-----------------------------------------------------------------------------------------------
ARROW LTD
-----------------------------------------------------------------------------------------------
ASSOCIATED AUTOMATION LTD
-----------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES HOLDINGS LTD
-----------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES (MANCHESTER) LTD
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
CLANVILLE LIMITED
-----------------------------------------------------------------------------------------------
COMBINED ELECTRICAL
MANUFACTURERS LTD
-----------------------------------------------------------------------------------------------
COPPENHALL NOMINEES LIMITED
-----------------------------------------------------------------------------------------------
DAYMO LTD
-----------------------------------------------------------------------------------------------
FF CHRESTIAN & CO LTD
-----------------------------------------------------------------------------------------------
GPT CONSUMER PRODUCTS LTD
-----------------------------------------------------------------------------------------------
GPT PAYPHONE SYSTEMS LTD
-----------------------------------------------------------------------------------------------
GPT RELIANCE LTD
-----------------------------------------------------------------------------------------------
THE KINGSWAY HOUSING
ASSOCIATION LTD
-----------------------------------------------------------------------------------------------
KRAYFORD LTD
-----------------------------------------------------------------------------------------------
LARNERWAY LTD
-----------------------------------------------------------------------------------------------
LAYANA LIMITED
-----------------------------------------------------------------------------------------------
MARCONI CASWELL DEVELOPMENTS
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
FIBRES LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (FIFTEEN) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (FIFTY-NINE) LTD
-----------------------------------------------------------------------------------------------
MARCONI (FIFTY-THREE) LTD
-----------------------------------------------------------------------------------------------
MARCONI (FORTY-FIVE) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (FORTY-FOUR) LTD
-----------------------------------------------------------------------------------------------
MARCONI (FORTY-THREE)
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI G.M. LIMITED
-----------------------------------------------------------------------------------------------
MARCONI MOBILE SYSTEMS LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (NINE) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI PHOTONICA LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (SIXTEEN) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (SIXTY-NINE) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (SIXTY-TWO) LTD
-----------------------------------------------------------------------------------------------
MARCONI (THIRTEEN) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (THIRTY-TWO) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (TLC) LTD
-----------------------------------------------------------------------------------------------
MARCONI (TWENTY-SEVEN) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (WCGL) UNLIMITED
-----------------------------------------------------------------------------------------------
MCMICHAEL LIMITED
-----------------------------------------------------------------------------------------------
METROPOLITAN-VICKERS
ELECTRICAL CO LTD
-----------------------------------------------------------------------------------------------
MOBILE SYSTEMS GROUP LTD
-----------------------------------------------------------------------------------------------
MOBILE SYSTEMS (HOLDINGS) LTD
-----------------------------------------------------------------------------------------------
MOBILE SYSTEMS SERVICES LTD
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
MOBILE SYSTEMS (UK) LTD
-----------------------------------------------------------------------------------------------
THE M-O VALVE CO LTD
-----------------------------------------------------------------------------------------------
MSI CELLULAR INVESMTNETS (ONE)
LTD
-----------------------------------------------------------------------------------------------
PALMAZ LTD
-----------------------------------------------------------------------------------------------
PHOTONICA LIMITED
-----------------------------------------------------------------------------------------------
PHOTONIQA LIMITED
-----------------------------------------------------------------------------------------------
PYFORD LIMITED
-----------------------------------------------------------------------------------------------
RAINFORD GROUP TRUSTEES LTD
-----------------------------------------------------------------------------------------------
RAINFORD RACKS LTD
-----------------------------------------------------------------------------------------------
RELTEC (COVENTRY) LTD
-----------------------------------------------------------------------------------------------
ROBERT STEPHENSON & HAWTHORNS
LTD
-----------------------------------------------------------------------------------------------
THE ROTARY ENGINEERING COMPANY
LIMITED
-----------------------------------------------------------------------------------------------
SALPLEX LTD
-----------------------------------------------------------------------------------------------
STYLES & MEALING LIMITED
-----------------------------------------------------------------------------------------------
TCL PROJECTS LIMITED
-----------------------------------------------------------------------------------------------
ZIPBOND LTD
-----------------------------------------------------------------------------------------------
THE VULCAN FOUNDRY LTD
-----------------------------------------------------------------------------------------------
    TRADING SUBSIDIARIES
          (OTHERS)
-----------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES INTERNATIONAL
LIMITED
-----------------------------------------------------------------------------------------------
FORE SYSTEMS LIMITED
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
GPT MIDDLE EAST LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS (CIS)
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI FINANCE PLC
-----------------------------------------------------------------------------------------------
MARCONI FLEET MANAGEMENT
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI INFORMATION SYSTEMS
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (NCP) LIMITED
-----------------------------------------------------------------------------------------------
NETSCIENT LIMITED
-----------------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES LIMITED
-----------------------------------------------------------------------------------------------
TELEPHONE CABLES LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CHINA
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL HOLDINGS LIMITED
-----------------------------------------------------------------------------------------------
BRUTON STREET OVERSEAS
INVESTMENTS LIMITED
-----------------------------------------------------------------------------------------------
BRUTON STREET PARTNERSHIP
-----------------------------------------------------------------------------------------------
MARCONI INDIA LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (THIRTY-ONE) LIMITED
-----------------------------------------------------------------------------------------------
HIGHROSE LIMITED
-----------------------------------------------------------------------------------------------
ANCRANE LIMITED
-----------------------------------------------------------------------------------------------
WOODS OF COLCHESTER
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
HOUSING SOCIETY LIMITED
-----------------------------------------------------------------------------------------------
MARCONI INSURANCE LIMITED
-----------------------------------------------------------------------------------------------
TETREL LIMITED
-----------------------------------------------------------------------------------------------
RELTEC SERVICES (UK) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI ANSTY LIMITED
-----------------------------------------------------------------------------------------------
MARCONI NOMINEES LIMITED
-----------------------------------------------------------------------------------------------
YESLINK UNLIMITED
-----------------------------------------------------------------------------------------------
ELLIOT AUTOMATION
CONTINENTAL SA
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL NOMINEES LIMITED
-----------------------------------------------------------------------------------------------
MARCONI DEFENSE OVERSEAS
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GLOBAL
NETWORKS LIMITED
-----------------------------------------------------------------------------------------------
MARCONICOM LIMITED
-----------------------------------------------------------------------------------------------
MICRO SCOPE LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL INVESTMENTS
LIMITED
-----------------------------------------------------------------------------------------------
GPT (NEDERLAND) BV
-----------------------------------------------------------------------------------------------
GEC OF PAKISTAN LIMITED
-----------------------------------------------------------------------------------------------
GEC ZAMBIA LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AB
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS BVBA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SARL
-----------------------------------------------------------------------------------------------
MARCONI CHANNEL MARKETS GMBH
-----------------------------------------------------------------------------------------------
AEI FURNACES PTY LTD
-----------------------------------------------------------------------------------------------
HARMAN INFORMATION TECHNOLOGY
PTY LTD
-----------------------------------------------------------------------------------------------
MARCONI NEW ZEALAND LIMITED
-----------------------------------------------------------------------------------------------
MARCONI TELECOMMUNICATIONS
INDIA PRIVATE LTD
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (AUSTRALIA) PTY
LTD
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (HONG KONG)
LIMITED
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (INDIA) PRIVATE
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI ACQUISITION CORP
-----------------------------------------------------------------------------------------------
MARCONI FINANCE INC.
-----------------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES INC.
-----------------------------------------------------------------------------------------------
APT NEDERLANDS BV
-----------------------------------------------------------------------------------------------
APT TELECOMMUNICIONES SL
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL AB
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED BY PLC                     OWED BY CORP
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL BRASIL LTDA
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (FRANCE) SA
-----------------------------------------------------------------------------------------------
MARCONI PROJECTS HONG KONG LTD
-----------------------------------------------------------------------------------------------

                                     PART 2

         NON-FINANCIAL GUARANTEES AND INDEMNITIES GIVEN BY PARTICPATING
                                    COMPANIES

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
TRADING COMPANIES (MATERIAL)
ALBANY PARTNERSHIP LIMITED
-----------------------------------------------------------------------------------------------
GPT SPECIAL PROJECT MANAGEMENT
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI BONDING LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INVESTMENTS LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(IRELAND)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS                                            In consideration of Corp
LIMITED (UK)                                                      agreeing to provide the
                                                                  services of certain
                                                                  executives, each of whom has
                                                                  signed a service agreement
                                                                  with corp, for the purposes
                                                                  of advising on MCL's
                                                                  business, MCL unconditionally
                                                                  and irrevocably guarantees to
                                                                  all of these executives the
                                                                  due and punctual performance
                                                                  and observance by corp of all
                                                                  its obligations, commitments
                                                                  and undertakings under and
                                                                  pursuant to each of their
                                                                  respective service agreements
                                                                  as mentioned above, and
                                                                  agrees to indemnify each
                                                                  executive in respect of any
                                                                  breach by
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
                                                                  corp, of any of its
                                                                  obligations, commitments and
                                                                  undertakings under and
                                                                  pursuant to each respective
                                                                  service agreement. This
                                                                  guarantee is to be a
                                                                  continuing guarantee and
                                                                  accordingly is to remain in
                                                                  force until all obligations
                                                                  of corp shall have been
                                                                  performed or satisfied.
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
NETWORKS LIMITED (IRELAND)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
OVERSEAS SERVICES LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SOUTH
AFRICA PTY LIMITED
-----------------------------------------------------------------------------------------------
MARCONI OPTICAL COMPONENTS
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI CORPORATION PLC
-----------------------------------------------------------------------------------------------
MARCONI plc                                                       SALE OF THE SHARE CAPITAL OF
                                                                  YESLINK INTERCO LTD. AND
                                                                  YESLINK UNLIMITED TO
                                                                  PRUDENTIAL

                                                                  Indemnity by PLC in respect
                                                                  of all costs, expenses and
                                                                  liabilities incurred to the
                                                                  extent that Corp did not meet
                                                                  its obligations under the
                                                                  Trade Mark Assignment.

                                                                  Trade mark indemnity is
                                                                  uncapped.

                                                                  SALE OF MARCONI MEDICAL
                                                                  SYSTEMS HOLDINGS, INC. (3rd
                                                                  July, 2000)

                                                                  According to Marconi, Plc
                                                                  guaranteed the Seller's
                                                                  obligations under this
                                                                  agreement.
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
                                                                  On 15th July, 2002, Corp,
                                                                  Marconi, Inc. (as successor
                                                                  to Marconi Holding Systems,
                                                                  Inc.) and Philips entered
                                                                  into a Final Settlement
                                                                  Agreement. Under this
                                                                  Agreement, the purchase price
                                                                  was adjusted to US$837
                                                                  million. The value of the
                                                                  Closing Net Assets was agreed
                                                                  to be US$755 million. Marconi
                                                                  paid Philips US$12 million on
                                                                  19th July, 2002 and was
                                                                  released from liabilities in
                                                                  relation to the warranty in
                                                                  respect of the non-US Vendor
                                                                  Debt (Latin American debt)
                                                                  which was rescinded and in
                                                                  relation to the indemnity for
                                                                  breach of representation.
                                                                  US$8 million of this was in
                                                                  full satisfaction of
                                                                  Marconi's payment obligations
                                                                  under the Stock Purchase
                                                                  Agreement. The tax indemnity
                                                                  under the Stock Purchase
                                                                  Agreement remains in effect,
                                                                  including in respect of the
                                                                  tax liabilities that could
                                                                  have been included in
                                                                  determining the Closing Net
                                                                  Assets.

                                                                  Following the Final
                                                                  Settlement Agreement,
                                                                  estimated liability is
                                                                  US$15.3 million (being
                                                                  approx. L10 million).

                                                                  DISPOSAL OF MARCONI DATA
                                                                  SYSTEMS INC, MARCONI DATA
                                                                  SYSTEMS LIMITED, MARCONI DATA
                                                                  SYSTEMS EUROPE B.V. AND
                                                                  MARCONI DATA SYSTEMS B.V.
                                                                  (10th January, 2002)

                                                                  Sellers were Marconi
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
                                                                  Systems Holdings, Inc. (now
                                                                  Marconi, Inc.) and A.B. Dick
                                                                  Holdings. Corp was a
                                                                  joint-Seller.

                                                                  Plc guaranteed all the
                                                                  obligations of the Sellers
                                                                  and warranted its status,
                                                                  authority and non-violation
                                                                  of any obligation in
                                                                  providing the guarantee. Note
                                                                  that the Sellers have given
                                                                  extensive warranties (on an
                                                                  indemnified basis), which are
                                                                  all still in force:

                                                                  1. usual warranties on an
                                                                  indemnified basis;

                                                                  2. tax warranties;

                                                                  3. environmental warranties;
                                                                  and

                                                                  4. incorporation, authority,
                                                                  shares and capital stock
                                                                  warranties.

                                                                  Total not to exceed US$100
                                                                  million (US$100 million is
                                                                  25% of purchase price).

                                                                  SALE OF MARCONI COMMERCE
                                                                  SYSTEMS, INC. AND MARCONI
                                                                  COMMERCE SYSTEMS LIMITED
                                                                  (20th December, 2001)

                                                                  Plc guaranteed the
                                                                  obligations of the sellers.
                                                                  Corp is a Joint seller with
                                                                  Marconi Systems Holdings,
                                                                  Inc. (now Marconi, Inc.) (the
                                                                  "SELLERS").

                                                                  Capped at 25% of the Adjusted
                                                                  Purchase Price (25% is
                                                                  approx. US$81.25
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
                                                                  million)..
-----------------------------------------------------------------------------------------------
MARCONI SOFTWARE SOLUTIONS
LIMITED
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL LIMITED
-----------------------------------------------------------------------------------------------
RONALDI LTD
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SA
(FRANCE)
-----------------------------------------------------------------------------------------------
MNI TECNOLOGIASE E SISTEMAS DE
COMMUNICACAO SA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS B.V.
(NETHERLANDS)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GMBH
(GERMANY)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS REAL
ESTATE GMBH
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS GMBH
& CO KG
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
SOFTWARE SYSTEMS VER. GMBH
-----------------------------------------------------------------------------------------------
BEIJING MARCONI COMMUNICATIONS
TECHNOLOGY CO LTD
-----------------------------------------------------------------------------------------------
GEC (HONG KONG) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI AUSTRALIA PTY LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS ASIA
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SOUTH
EAST ASIA PTE LTD
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
THE GENERAL ELECTRIC COMPANY
OF SINGAPORE PRIVATE LIMITED
(NOW KNOWN AS MARCONI
SINGAPORE PTE LTD)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONSSpA
-----------------------------------------------------------------------------------------------
MARCONI IBERIA SA
-----------------------------------------------------------------------------------------------
MARCONI MOBILE ACCESS SpA
-----------------------------------------------------------------------------------------------
MARCONI SUD SpA
-----------------------------------------------------------------------------------------------
MARCONI INTERNATIONAL SpA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS de
MEXICO SA DE CV
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TELEMULTI LIMITADA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS DO
BRASIL LTDA
-----------------------------------------------------------------------------------------------
FORE SYSTEMS LIMITADA
-----------------------------------------------------------------------------------------------
MARCONI COLUMBIA SA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
ARGENTINA SA
-----------------------------------------------------------------------------------------------
MARCONI VENEZUELA CA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
OPTICAL NETWORKS CORP
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
TECHNOLOGY INC
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
CANADA INC
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
FEDERAL INC
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
INC
-----------------------------------------------------------------------------------------------
MARCONI INC
-----------------------------------------------------------------------------------------------
MARCONI SOFTWARE
INTERNATIONAL INC
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (US) INC
-----------------------------------------------------------------------------------------------
SYSTEMS MANAGEMENT
SPECIALISTS INC
-----------------------------------------------------------------------------------------------
MARCONI MIDDLE EAST
(SAUDI ARABIA)
-----------------------------------------------------------------------------------------------
MARCONI MIDDLE EAST
LLC (DUBAI)
-----------------------------------------------------------------------------------------------
MARCONI APPLIED
TECNOLOGIES SA
-----------------------------------------------------------------------------------------------
SNC COMPOSANTS & CIE
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NON-TRADING SUBSIDIARIES
-----------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES LIMITED
-----------------------------------------------------------------------------------------------
BRUTON STREET INVESTMENTS
LIMITED
-----------------------------------------------------------------------------------------------
EA CONTINENTAL LIMITED
-----------------------------------------------------------------------------------------------
ELLIOTT-AUTOMATION HOLDINGS
LIMITED
-----------------------------------------------------------------------------------------------
THE ENGLISH ELECTRIC COMPANY,
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (BRUTON STREET)
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (HOLDINGS)
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI AEROSPACE
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
UNLIMITED
-----------------------------------------------------------------------------------------------
MARCONI CAPITAL LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AFRICA
(PTY) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (DGP1) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (DGP2) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (ELLIOTT AUTOMATION)
LIMITED
-----------------------------------------------------------------------------------------------
MOBILE SYSTEMS INTERNATIONAL
HOLDINGS LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GMBH
(SWITZERLAND)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS GMBH (GERMANY)
-----------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES LTD (NOW KNOWN AS
MARCONI AUSTRALIA HOLDINGS PTY
LIMITED)
-----------------------------------------------------------------------------------------------
MARCONI HOLDINGS SPA
-----------------------------------------------------------------------------------------------
RELTEC MEXICO SA DE CV (NOW
KNOWN AS MARCONI
COMMUNICATIONS, S.A. DE C.V.)
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(CANADA)
-----------------------------------------------------------------------------------------------
FS FINANCE CORP
-----------------------------------------------------------------------------------------------
FS HOLDING CORP
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS NORTH
AMERICA INC.
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CANADA
HOLDINGS INC.
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
HOLDINGS INC.
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL INC.
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS LIMITED
(BERMUDA)
-----------------------------------------------------------------------------------------------
DORMANT SUBSIDIARIES
-----------------------------------------------------------------------------------------------
A.B. DICK HOLDINGS LTD
-----------------------------------------------------------------------------------------------
ARROW LTD
-----------------------------------------------------------------------------------------------
ASSOCIATED AUTOMATION LTD
-----------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES HOLDINGS LTD
-----------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES (MANCHESTER) LTD
-----------------------------------------------------------------------------------------------
CLANVILLE LIMITED
-----------------------------------------------------------------------------------------------
COMBINED ELECTRICAL
MANUFACTURERS LTD
-----------------------------------------------------------------------------------------------
COPPENHALL NOMINEES LIMITED
-----------------------------------------------------------------------------------------------
DAYMO LTD
-----------------------------------------------------------------------------------------------
FF CHRESTIAN & CO LTD
-----------------------------------------------------------------------------------------------
GPT CONSUMER PRODUCTS LTD
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
GPT PAYPHONE SYSTEMS LTD
-----------------------------------------------------------------------------------------------
GPT RELIANCE LTD
-----------------------------------------------------------------------------------------------
THE KINGSWAY HOUSING
ASSOCIATION LTD
-----------------------------------------------------------------------------------------------
KRAYFORD LTD
-----------------------------------------------------------------------------------------------
LARNERWAY LTD
-----------------------------------------------------------------------------------------------
LAYANA LIMITED
-----------------------------------------------------------------------------------------------
MARCONI CASWELL DEVELOPMENTS
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS OPTICAL
FIBRES LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (FIFTEEN) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (FIFTY-NINE) LTD
-----------------------------------------------------------------------------------------------
MARCONI (FIFTY-THREE) LTD
-----------------------------------------------------------------------------------------------
MARCONI (FORTY-FIVE) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (FORTY-FOUR) LTD
-----------------------------------------------------------------------------------------------
MARCONI (FORTY-THREE) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI G.M. LIMITED
-----------------------------------------------------------------------------------------------
MARCONI MOBILE SYSTEMS LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (NINE) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI PHOTONICA LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (SIXTEEN) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (SIXTY-NINE)
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (SIXTY-TWO) LTD
-----------------------------------------------------------------------------------------------
MARCONI (THIRTEEN) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (THIRTY-TWO) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (TLC) LTD
-----------------------------------------------------------------------------------------------
MARCONI (TWENTY-SEVEN) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (WCGL) UNLIMITED
-----------------------------------------------------------------------------------------------
MCMICHAEL LIMITED
-----------------------------------------------------------------------------------------------
METROPOLITAN-VICKERS
ELECTRICAL CO LTD
-----------------------------------------------------------------------------------------------
MOBILE SYSTEMS GROUP LTD
-----------------------------------------------------------------------------------------------
MOBILE SYSTEMS (HOLDINGS) LTD
-----------------------------------------------------------------------------------------------
MOBILE SYSTEMS SERVICES LTD
-----------------------------------------------------------------------------------------------
MOBILE SYSTEMS (UK) LTD
-----------------------------------------------------------------------------------------------
THE M-O VALVE CO LTD
-----------------------------------------------------------------------------------------------
MSI CELLULAR INVESMTNETS (ONE)
LTD
-----------------------------------------------------------------------------------------------
PALMAZ LTD
-----------------------------------------------------------------------------------------------
PHOTONICA LIMITED
-----------------------------------------------------------------------------------------------
PHOTONIQA LIMITED
-----------------------------------------------------------------------------------------------
PYFORD LIMITED
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
RAINFORD GROUP TRUSTEES LTD
-----------------------------------------------------------------------------------------------
RAINFORD RACKS LTD
-----------------------------------------------------------------------------------------------
RELTEC (COVENTRY) LTD
-----------------------------------------------------------------------------------------------
ROBERT STEPHENSON & HAWTHORNS
LTD
-----------------------------------------------------------------------------------------------
THE ROTARY ENGINEERING COMPANY
LIMITED
-----------------------------------------------------------------------------------------------
SALPLEX LTD
-----------------------------------------------------------------------------------------------
STYLES & MEALING LIMITED
-----------------------------------------------------------------------------------------------
TCL PROJECTS LIMITED
-----------------------------------------------------------------------------------------------
ZIPBOND LTD
-----------------------------------------------------------------------------------------------
THE VULCAN FOUNDRY LTD
-----------------------------------------------------------------------------------------------
TRADING SUBSIDIARIES (OTHERS)
-----------------------------------------------------------------------------------------------
ASSOCIATED ELECTRICAL
INDUSTRIES INTERNATIONAL
LIMITED
-----------------------------------------------------------------------------------------------
FORE SYSTEMS LIMITED
-----------------------------------------------------------------------------------------------
GPT MIDDLE EAST LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS (CIS)
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI FINANCE PLC
-----------------------------------------------------------------------------------------------
MARCONI FLEET MANAGEMENT
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI INFORMATION SYSTEMS
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (NCP) LIMITED
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
NETSCIENT LIMITED
-----------------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES LIMITED
-----------------------------------------------------------------------------------------------
TELEPHONE CABLES LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS CHINA
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL HOLDINGS LIMITED
-----------------------------------------------------------------------------------------------
BRUTON STREET OVERSEAS
INVESTMENTS LIMITED
-----------------------------------------------------------------------------------------------
BRUTON STREET PARTNERSHIP
-----------------------------------------------------------------------------------------------
MARCONI INDIA LIMITED
-----------------------------------------------------------------------------------------------
MARCONI (THIRTY-ONE) LIMITED
-----------------------------------------------------------------------------------------------
HIGHROSE LIMITED
-----------------------------------------------------------------------------------------------
ANCRANE LIMITED
-----------------------------------------------------------------------------------------------
WOODS OF COLCHESTER HOUSING
SOCIETY LIMITED
-----------------------------------------------------------------------------------------------
MARCONI INSURANCE LIMITED
-----------------------------------------------------------------------------------------------
TETREL LIMITED
-----------------------------------------------------------------------------------------------
RELTEC SERVICES (UK) LIMITED
-----------------------------------------------------------------------------------------------
MARCONI ANSTY LIMITED
-----------------------------------------------------------------------------------------------
MARCONI NOMINEES LIMITED
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
YESLINK UNLIMITED
-----------------------------------------------------------------------------------------------
ELLIOT AUTOMATION CONTINENTAL
SA
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL NOMINEES LIMITED
-----------------------------------------------------------------------------------------------
MARCONI DEFENSE OVERSEAS
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS GLOBAL
NETWORKS LIMITED
-----------------------------------------------------------------------------------------------
MARCONICOM LIMITED
-----------------------------------------------------------------------------------------------
MICRO SCOPE LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS
INTERNATIONAL INVESTMENTS
LIMITED
-----------------------------------------------------------------------------------------------
GPT (NEDERLAND) BV
-----------------------------------------------------------------------------------------------
GEC OF PAKISTAN LIMITED
-----------------------------------------------------------------------------------------------
GEC ZAMBIA LIMITED
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS AB
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS BVBA
-----------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS SARL
-----------------------------------------------------------------------------------------------
MARCONI CHANNEL MARKETS GMBH
-----------------------------------------------------------------------------------------------
AEI FURNACES PTY LTD
-----------------------------------------------------------------------------------------------
HARMAN INFORMATION TECHNOLOGY
PTY LTD
-----------------------------------------------------------------------------------------------
MARCONI NEW ZEALAND
-----------------------------------------------------------------------------------------------

                          OFF-BALANCE SHEET LIABILITIES

-----------------------------------------------------------------------------------------------
                                          OWED TO PLC                     OWED TO CORP
-----------------------------------------------------------------------------------------------
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI TELECOMMUNICATIONS
INDIA PRIVATE LTD
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (AUSTRALIA) PTY
LTD
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (HONG KONG)
LIMITED
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (INDIA) PRIVATE
LIMITED
-----------------------------------------------------------------------------------------------
MARCONI ACQUISITION CORP
-----------------------------------------------------------------------------------------------
MARCONI FINANCE INC.
-----------------------------------------------------------------------------------------------
NORTHWOOD TECHNOLOGIES INC.
-----------------------------------------------------------------------------------------------
APT NEDERLANDS BV
-----------------------------------------------------------------------------------------------
APT TELECOMMUNICIONES SL
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL AB
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL BRASIL LTDA
-----------------------------------------------------------------------------------------------
METAPATH SOFTWARE
INTERNATIONAL (FRANCE) SA
-----------------------------------------------------------------------------------------------
MARCONI PROJECTS HONG KONG LTD
-----------------------------------------------------------------------------------------------

IN WITNESS of which this Agreement has been executed as an Agreement and has been delivered on the date which appears first on page 1.

SIGNED by                              ) CHRIS HOLDEN
for MARCONI                            )
CORPORATION PLC                        )
as CORP                                )

SIGNED by                              ) CHRIS HOLDEN
for MARCONI                            )
CORPORATION PLC                        )
as a TRADING COMPANY                   )

SIGNED by                              ) CHRIS HOLDEN
for MARCONI PLC                        )
as plc                                 )

SIGNED by                              ) CHRIS HOLDEN
for MARCONI PLC                        )
as a TRADING COMPANY                   )